     As filed with the Securities and Exchange Commission on October 23, 2009
Securities Act File No. 333-161752
1940 Act File No. 811-22328

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
(check appropriate box or boxes)
☑ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☑ Pre-Effective Amendment No. 3

☐ Post-Effective Amendment No. ___
and/or
☑ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☑ AMENDMENT NO. 3

SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.
(Exact Name of Registrant as Specified in Charter)
50606 Ameriprise Financial Center
Minneapolis, Minnesota 55474
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (800) 221-2450

Scott R. Plummer
5228 Ameriprise Financial Center
Minneapolis, MN 55474
(Name and Address of Agent for Service)

With Copies to:

Leonard B. Mackey, Jr., Esq.	Sarah E. Cogan, Esq.
Clifford Chance US LLP	Simpson Thacher & Bartlett LLP
31 West 52nd Street	425 Lexington Avenue
New York, New York 10019	New York, New York 10017
(212) 878-8000	(212) 455-2000

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.
     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered only in connection with a dividend reinvestment plan, please check this box. ☐
     It is proposed that this filing will become effective (check appropriate box)
     ☐ when declared effective pursuant to 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed	Proposed
		Maximum	Maximum
		Offering	Aggregate	Amount Of
	Amount Being	Price Per	Offering	Registration
Title of Securities Being Registered	Registered	Unit(1)	Price(1)	Fee(2)
Common Stock, $0.01 par value per share	1,000 shares	$20.00	$20,000	$1.12

(1)	Estimated solely for purposes of calculating the filing fee in accordance with Rule 457(c) under the Securities Act of 1933.

(2)	Previously paid.
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS DATED OCTOBER 23, 2009

PROSPECTUS

           Common Shares
SELIGMAN PREMIUM TECHNOLOGY
GROWTH FUND, INC.

$20.00 PER SHARE

The Fund.  Seligman Premium Technology Growth Fund, Inc., a Maryland corporation (the “Fund”), is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund’s investment manager is RiverSource Investments, LLC (“RiverSource Investments” or the “Investment Manager”).

Investment Objectives.  The Fund’s investment objectives are to seek growth of capital and current income.

NO PRIOR HISTORY. BECAUSE THE FUND IS NEWLY ORGANIZED, IT HAS NO PERFORMANCE HISTORY AND ITS SHARES OF COMMON STOCK (“COMMON SHARES”) HAVE NO HISTORY OF PUBLIC TRADING. THE COMMON STOCK OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES, SUCH AS THE FUND, FREQUENTLY TRADES AT A DISCOUNT FROM ITS NET ASSET VALUE. THE RISK OF THE COMMON SHARES TRADING AT SUCH A DISCOUNT MAY BE OF GREATER CONCERN FOR INVESTORS EXPECTING TO SELL THEIR SHARES RELATIVELY SOON AFTER COMPLETION OF THIS OFFERING.

It is anticipated that the Common Shares will be approved for listing on the New York Stock Exchange, subject to notice of issuance, under the symbol “STK.”

INVESTMENT STRATEGY.  Under normal market conditions, the Fund’s investment program will consist primarily of (1) investing in a portfolio of equity securities of technology and technology-related companies that seeks to exceed the total return, before fees and expenses, of the S&P North America Technology Sector Index® and (2) writing call options on the NASDAQ 100 Index®, an unmanaged index that includes the largest and most active non-financial domestic and international companies listed on the Nasdaq Stock Market, or its exchange-traded fund equivalent (the “NASDAQ 100”) on a month-to-month basis, with an aggregate notional amount typically ranging from 25% to 90% of the underlying value of the Fund’s holdings of common stock. The Fund expects to generate current income from premiums received from writing call options on the NASDAQ 100.

(continued on following page)

THE FUND’S INVESTMENT POLICY OF INVESTING IN TECHNOLOGY AND TECHNOLOGY-RELATED COMPANIES AND WRITING CALL OPTIONS INVOLVES A HIGH DEGREE OF RISK. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE “RISKS” BEGINNING ON PAGE 30.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(3)
Public offering price	$20.00	$
Sales load(1)	$0.90	$
Estimated offering expenses(2)	$0.04	$
Proceeds, after expenses, to the Fund	$19.06	$

(1)	The Investment Manager (and not the Fund) has agreed to pay from its own assets a structuring fee to each of Wells Fargo Securities, LLC, UBS Securities LLC and Ameriprise Financial Services, Inc. The Investment Manager (and not the Fund) also may pay certain qualifying underwriters a sales incentive fee or additional compensation in connection with the offering. See “Underwriting.”

(2)	Total expenses of the Common Share offering paid by the Fund (which do not include the sales load) are estimated to be $ , or $ assuming full exercise of the over-allotment option, which represents $ per Common Share issued. The Fund will pay Common Share offering costs up to $0.04 per Common Share, and the Investment Manager has agreed to pay all of the Fund’s organizational expenses and Common Share offering costs (other than sales load) that exceed $ per Common Share.

(3)	The Fund has granted the underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days of the date of this Prospectus solely to cover over-allotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $ , $ , $ and $ , respectively. See “Underwriting.”

The underwriters expect to deliver the Common Shares to purchasers on or about          , 2009.

Wells Fargo Securities	UBS Investment Bank	Ameriprise Financial Services, Inc.

Raymond James

Janney Montgomery Scott	Oppenheimer & Co.	RBC Capital Markets	Stifel Nicolaus

Robert W. Baird & Co.	J.J.B. Hilliard, W.L. Lyons, LLC	Ladenburg Thalmann & Co. Inc.	Maxim Group LLC

Wedbush Morgan Securities Inc.	Wunderlich Securities

The date of this Prospectus is          , 2009.

(continued from previous page)

Under normal market conditions, the Fund intends to invest at least 80% of its “Managed Assets” (as defined herein) in a portfolio of equity securities of technology and technology-related companies that the Investment Manager believes offer attractive opportunities for capital appreciation. These companies are those which the Investment Manager expects will generate a majority of their revenues from the development, advancement, use or sale of technology or technology-related products or services. Technology and technology-related companies may include companies operating in any industry, including but not limited to software, hardware, communications, information, health care, medical technology and technology services, including the internet.

The Fund may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market. Rapidly changing technologies and expansion of technology-related industries often provide a favorable environment for companies of small- to-medium size, and the Fund may invest in these companies as well. Although the Fund will invest primarily in U.S. companies, the Fund may invest up to 25% of its Managed Assets in companies organized outside of the United States.

In addition to the Fund’s holdings in technology and technology-related companies, the Fund will seek to cushion downside volatility and produce current income by writing call options on the NASDAQ 100 on a month-to-month basis, with an aggregate notional amount typically ranging from 25% to 90% of the underlying value of the Fund’s holdings of common stock. In determining the level (i.e., 25% to 90%) of call options to be written on the NASDAQ 100, the Investment Manager will use a rules-based call option writing strategy (patent pending) (the “Rules-based Option Strategy”) based on the CBOE NASDAQ-100 Volatility IndexSM (the “VXN Index”). The VXN Index measures the market’s expectation of 30-day volatility implicit in the prices of near-term NASDAQ 100 Index options. The VXN Index, which is quoted in percentage points (e.g., 19.36), is a leading barometer of investor sentiment and market volatility relating to the NASDAQ 100 Index. In general, the Investment Manager intends to write more call options when market volatility, as represented by the VXN Index, is high (and premiums received for writing the option are high) and write fewer call options when market volatility, as represented by the VXN Index, is low (and premiums for writing the option are low). The Investment Manager’s Rules-based Option Strategy with respect to writing call options is as follows:

Aggregate Notional Amount of Written Call Options
as a Percentage of the
When the VXN Index is:	Fund’s Holdings in Common Stocks

17 or less	25%
Greater than 17, but less than 18	Increase up to 50%
At least 18, but less than 33	50%
At least 33, but less than 34	Increase up to 90%
At 34 or greater	90%

The Rules-based Option Strategy is based upon the Investment Manager’s research and may change over time based upon the Fund’s experience and market factors.

In addition to the Rules-based Option Strategy described above, the Fund may write additional calls with aggregate notional amounts of up to 25% of the value of the Fund’s holdings in common stocks (to a maximum of 90% when aggregated with the call options written pursuant to the Rules-based Option Strategy) when call premiums are attractive relative to the risk of the price of the NASDAQ 100. The Fund may also close (or buy back) a written call option if the Investment Manager believes that a substantial amount of the premium (typically, 70% or more) to be received by the Fund has been captured before exercise, potentially reducing the call position to 0% of total equity until additional calls are written.

The Fund may also seek to provide downside protection by purchasing puts on the NASDAQ 100 when premiums on these options are considered by the Investment Manager to be low and, therefore, attractive relative to the downside protection provided. Furthermore, under normal market conditions, the Fund may invest up to 20% of its Managed Assets in debt securities (including convertible and non-

-ii-

convertible debt securities), such as debt securities issued by technology and technology-related companies and obligations of the U.S. Government, its agencies and instrumentalities and government-sponsored enterprises. The Fund may exceed this limit under certain circumstances during its initial three months of operation.

For more information on the Fund’s investment strategies, see “The Fund’s Investments” and “Risks.”

There can be no assurance that the Fund will achieve its investment objectives.

You should read this Prospectus, which contains important information about the Fund that you ought to know before deciding whether to invest. You should retain this Prospectus for future reference. A Statement of Additional Information (“SAI”), dated          , 2009, containing additional information about the Fund, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into (i.e., is legally considered a part of) this Prospectus. You may request a free copy of the SAI, the table of contents of which is on page 57 of this Prospectus, annual and semi-annual reports to stockholders, when available, and other information about the Fund by calling toll-free 800-221-2450 or from the Fund’s website at www.seligman.com. Additionally, you may obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov). All website references in this Prospectus and the SAI are inactive textual references and the contents of such websites are not incorporated into such documents. Information on our website is not part of this Prospectus or the SAI and should not be considered when making an investment decision.

Common Shares do not represent a deposit with or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

-iii-

YOU SHOULD ONLY RELY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS. THE FUND’S BUSINESS, FINANCIAL CONDITION, RESULTS OF OPERATIONS AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

-iv-

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund’s common stock. You should carefully read the entire Prospectus, including the documents incorporated by reference into it, particularly the section entitled “Risks” beginning on page 30.

The Fund	Seligman Premium Technology Growth Fund, Inc., a Maryland corporation (the “Fund”), is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The Offering of Common Shares	The Fund is offering shares of common stock at $20.00 per share through a group of underwriters (the “underwriters”) led by Wells Fargo Securities, LLC, UBS Securities LLC and Ameriprise Financial Services, Inc. The shares of common stock are called “Common Shares” in this Prospectus. You must purchase at least 100 Common Shares ($2,000) in order to participate in the offering. The Fund has given the underwriters an option to purchase up to additional Common Shares to cover orders in excess of Common Shares. See “Underwriting.” The Fund will pay Common Share offering costs up to $0.04 per Common Share, and the Investment Manager has agreed to pay all of the Fund’s organizational expenses and Common Share offering costs (other than sales load) that exceed $0.04 per Common Share.

Financial intermediaries that sell shares may impose fees, terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions imposed by the Fund. Any fees, terms and conditions imposed by financial intermediaries may affect or limit an investor’s ability to purchase shares or otherwise transact business with the Fund.

Investment Objectives and Principal Strategies of the Fund	The Fund’s investment objectives are to seek growth of capital and current income.

Under normal market conditions, the Fund’s investment program will consist primarily of (1) investing in a portfolio of equity securities of technology and technology-related companies that seeks to exceed the total return, before fees and expenses, of the S&P North America Technology Sector Index® and (2) writing call options on the NASDAQ 100 Index®, an unmanaged index that includes the largest and most active non-financial domestic and international companies listed on the Nasdaq Stock Market, or its exchange-traded fund (“ETF”) equivalent (the “NASDAQ 100”) on a month-to-month basis, with an aggregate notional amount typically ranging from 25% to 90% of the underlying value of the Fund’s holdings of common stock. The Fund expects to generate current income from premiums received from writing call options on the NASDAQ 100.

Under normal market conditions, the Fund intends to invest at least 80% of its “Managed Assets” (as defined herein) in a portfolio of equity securities of technology and technology-related companies that the Investment Manager believes offer attractive opportunities for capital appreciation. These companies are those which the Investment Manager expects will generate a majority of their revenues from the development, advancement, use or sale of technology or technology-related products or services. Technology and technology-related companies may include companies operating in any industry, including but not limited to software, hardware, communications, information, health care, medical technology and technology services, including the internet.

The Fund may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market. Rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small-to-medium size, and the Fund may invest in these companies as well. Although the Fund will invest primarily in U.S. companies, the Fund may invest up to 25% of its Managed Assets in companies organized outside of the United States.

In addition to the Fund’s core holdings in technology and technology-related companies, the Fund will seek to cushion downside volatility and produce current income by utilizing certain options strategies (the “Options Strategies”), primarily consisting of writing call options on the NASDAQ 100 on a month-to-month basis, with an aggregate notional amount typically ranging from 25% to 90% of the underlying value of the Fund’s holdings of common stock. In determining the level (i.e., 25% to 90%) of call options to be written on the NASDAQ 100, the Investment Manager will use a rules-based call option writing strategy (patent pending) (the “Rules-based Option Strategy”) based on the CBOE NASDAQ-100 Volatility IndexSM (the “VXN Index”). The VXN Index measures the market’s expectation of 30-day volatility implicit in the prices of near-term NASDAQ 100 Index options. The VXN Index, which is quoted in percentage points (e.g., 19.36), is a leading barometer of investor sentiment and market volatility relating to the NASDAQ 100 Index. In general, the Investment Manager intends to write more call options when market volatility, as represented by the VXN Index, is high (and premiums received for writing the option are high) and write fewer call options when market volatility, as represented by the VXN Index, is low (and premiums for writing the option are low). The Investment Manager’s Rules-based Option Strategy with respect to writing call options is as follows:

Aggregate Notional Amount of Written
When the VXN	Call Options as a Percentage of the
Index is:	Fund’s Holdings in Common Stocks

17 or less	25%
Greater than 17, but less than 18	Increase up to 50%
At least 18, but less than 33	50%
At least 33, but less than 34	Increase up to 90%
At 34 or greater	90%

The Rules-based Option Strategy is based upon the Investment Manager’s research and may change over time based upon the Fund’s experience and market factors.

In addition to the Rules-based Option Strategy described above, the Fund may write additional calls with aggregate notional amounts of up to 25% of the value of the Fund’s holdings in common stocks (to a maximum of 90% when aggregated with the call options written pursuant to the Rules-based Option Strategy) when call premiums are attractive relative to the risk of the price of the NASDAQ 100. The Fund may also close (or buy back) a written call option if the Investment Manager believes that a substantial amount of the premium (typically, 70% or more) to be received by the Fund has been captured before exercise, potentially reducing the call position to 0% of total equity until additional calls are written.

The Fund intends to write (sell) NASDAQ 100 call options that are exchange-listed or traded over-the-counter (“OTC”). However, index options differ from options on individual securities (including ETFs) in that index options (i) typically are settled in cash rather than by delivery of securities and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security. Compared to call options on individual stocks (including ETFs), writing call options on the NASDAQ 100 Index can achieve better tax efficiency because listed options on broad-based securities indices are “section 1256 contracts” that are subject to more favorable U.S. tax treatment than options on individual stocks. Accordingly, given this beneficial tax treatment and that index options are typically settled in cash at expiration (which can be less disruptive to portfolio management), the Investment Manager will generally prefer to write call options on the NASDAQ 100 Index.

As the seller of NASDAQ 100 call options, the Fund will receive cash (premiums) from options purchasers. The purchaser of a NASDAQ 100 call option has the right to any appreciation in the value of the NASDAQ 100 over a fixed price (the exercise price or strike price) as of the relevant exercise date or exercise dates (depending on the style of the option). Generally, the Fund intends to sell NASDAQ 100 call options that are slightly “out-of-

the-money” (i.e., the exercise price generally will be slightly above the current level of the NASDAQ 100 when the option is sold) and to close out the position if the Investment Manager believes that a substantial amount of the premium (typically, 70% or more) to be received by the Fund has been captured before exercise, potentially reducing the call position to 0% of total equity until additional calls are written. The Rules-based Option Strategy approach is based upon the Investment Manager’s research and may change over time based upon the Fund’s experience and market factors. The Fund will, in effect, sell the potential appreciation in the value of the NASDAQ 100 above the exercise price in exchange for the option premium received. In the case of a written call option on the NASDAQ 100, if the call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the NASDAQ 100 and the exercise price of the option. The premium, the exercise price and the market value of the NASDAQ 100 will determine the gain or loss realized by the Fund as the seller of the index call option. In the case of a written call option on an ETF, such as the NASDAQ 100, if the call option is exercised, the Fund will be required to deliver the number of shares of that ETF (representing the NASDAQ 100) for which the option was exercised. This is likely to require that the Fund purchase such shares at prices in excess of the exercise price of the option, meaning that it is likely that the Fund will incur a loss. Writing call options on the NASDAQ 100 involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation of the Fund’s common stock holdings (to the extent the performance of the Fund’s holdings correlate to the performance of the NASDAQ 100).

The Fund may also seek to provide downside protection by purchasing puts on the NASDAQ 100 when premiums on these options are considered by the Investment Manager to be low and, therefore, attractive relative to the downside protection provided.

The Fund may also buy or write other call and put options on securities, indices, ETFs and market baskets of securities to generate additional income or return or to provide the portfolio with downside protection. In this regard, options may include writing “in-” or “out-of-the-money” put options or buying or selling options in connection with closing out positions prior to expiration of any options. However, the Fund does not intend to write “naked” call options on individual stocks (i.e., selling a call option on an individual security not owned by the Fund) other than in connection with implementing the Options Strategies with respect to the NASDAQ 100. The put and call options purchased, sold or written by the Fund may be exchange-listed or OTC.

Furthermore, under normal market conditions, the Fund may invest up to 20% of its Managed Assets in debt securities (including convertible and non-convertible debt securities), such as debt securities issued by technology and technology-related companies and obligations of the U.S. Government, its agencies and instrumentalities, and government-sponsored enterprises, as well as below-investment grade securities (i.e., high-yield or junk bonds). The Fund may exceed this limit under certain circumstances during its initial three months of operation. See “The Fund’s Investments — Debt Securities.”

The Fund may invest up to 15% of its Managed Assets in illiquid securities (i.e., securities that at the time of purchase are not readily marketable). See “The Fund’s Investments — Illiquid Securities.”

The Fund’s investment objectives and policies are non-fundamental and may be changed by the Fund’s Board of Directors (the “Board”) without approval of the Fund’s stockholders. However, the Fund’s investment policy of investing at least 80% of its Managed Assets in equity securities of technology and technology-related companies and its policy with respect to the use of the Rules-based Option Strategy on a month-to-month basis may be changed by the Board without stockholder approval only following the provision of 60 days’ prior written notice to stockholders. The Fund has a fundamental policy of investing at least 25% of its total assets in securities principally engaged in technology and technology-related stocks. This policy may not be changed without a stockholder vote.

Investment Rationale	The Investment Manager believes that a strategy of owning a portfolio of equity securities in technology and technology-related companies in conjunction with writing call options on the NASDAQ 100 should generally provide returns that are superior to investing in the same or similar stocks without an associated call option writing program under three different stock market scenarios: (1) down-trending technology markets; (2) flat market conditions for technology; and (3) moderately rising technology markets. In the Investment Manager’s opinion, only in more strongly rising technology markets would the option strategy on the NASDAQ 100 to be used by the Fund generally be expected to underperform the stock-only portfolio. For these purposes, the Investment Manager considers more strongly rising technology market conditions to exist whenever the current annual rate of return for U.S. common stocks of technology companies (as represented by the NASDAQ 100 Index) exceeds the long-term historical average of stock market returns as represented by the NASDAQ 100 Index. The Investment Manager considers moderately rising technology market conditions to exist whenever current annual returns on U.S. common stocks of technology companies are positive, but do not exceed their long-term historical average as represented by the NASDAQ 100 Index.

In addition, the Investment Manager believes that the flexible investment strategy of using options in a variety of circumstances (whether buying, selling or writing options on individual securities, indices or otherwise) will permit the Fund to take advantage of various market conditions. This may include purchasing put options when such options are considered to be inexpensive or writing call options when premiums are high. See “The Fund’s Investments” and “Risks.”

Use of Leverage	The Fund does not currently anticipate issuing preferred stock of the Fund (“Preferred Shares”) or borrowing money in order to purchase additional portfolio securities. However, the Fund is authorized to issue Preferred Shares, so long as the asset coverage (as defined in the Investment Company Act) with respect to Preferred Shares is at least 200%. The Fund is also authorized to borrow money in amounts of up to 33 1/3% of the value of its Managed Assets (which includes amounts borrowed for investment purposes) at the time of such borrowings to purchase portfolio securities and for portfolio management purposes. These practices are known as “leverage.” See “Borrowings and Preferred Shares.” To the extent that the Fund uses leverage, it would seek to obtain a higher return for holders of Common Shares (the “Common Stockholders”) than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. See “Risks — Leverage Risk.”

The Investment Manager	The Fund’s investment manager is RiverSource Investments, LLC, (“RiverSource Investments” or the “Investment Manager”) located at 50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474. RiverSource Investments is the investment manager to the RiverSource, RiverSource Partners, Threadneedle and Seligman funds (the “RiverSource Family of Funds”), and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), a financial planning and financial services company. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for separate account clients, for itself and for its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products. As of September 30, 2009, the Investment Manager had assets under management of approximately $145.76 billion.

The Fund will pay RiverSource Investments a fee for managing its assets. Under the Investment Management Services Agreement (the “Investment Management Agreement”), subject to Board approval, the fee will be at the annual rate of 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” means the net asset value of the Fund’s outstanding Common Shares plus any liquidation preference of any issued and outstanding Preferred Shares and the principal amount of any borrowings used for leverage.

Dividend Distributions on Common Shares	Initial Distribution. The Fund’s initial distribution is expected to be declared approximately 45 days after the completion of the offering, and paid approximately 45 days later, depending upon market conditions, and out of assets legally available therefor. Thereafter distributions are expected to be declared quarterly after the first full quarter of operations (i.e., June, September,

December and March), depending on market conditions. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Investment Plan. See “Dividend Investment Plan.” The Board may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including, but not limited to, the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

Level Rate Distribution Policy. Commencing with the Fund’s first distribution, the Fund intends to make quarterly cash distributions, and out of assets legally available therefor, to Common Stockholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive all or some of its current income and gains from the following sources: (i) dividends received by the Fund that are paid on the equity and equity-related securities in its portfolio; and (ii) capital gains (short-term and long-term) from option premiums and the sale of portfolio securities. Distributions would be made only after paying dividends on Preferred Shares, if any have been issued, and interest and required principal payments on borrowings, if any. It is possible that the Fund’s distributions will at times exceed the earnings and profits of the Fund and therefore all or a portion of such distributions may constitute a return of capital as described below. A return of capital is not taxable, but it reduces a stockholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of his or her shares. Distributions may be variable, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of, and rates at which, the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund. As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s distribution policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal law, Common Stockholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credits and amounts refunded in connection with retained capital gains as a substitute for equivalent cash distributions.

The Investment Company Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year (unless and until it receives an exemptive order as contemplated under “Managed Distribution Policy” below), which may increase the variability of the Fund’s distributions and result in certain distributions being comprised to a larger degree of long-term capital gains eligible for more favorable income tax treatment than others. During periods in which the Fund’s strategies do not generate enough income or result in net losses, a substantial portion of the Fund’s dividends may be comprised of capital gains from the sale of securities held by the Fund, which would involve transaction costs and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates, particularly during the initial year of the Fund’s operations when all of the Fund’s portfolio securities will have been held for less than one year. The Board of the Fund reserves the right to change the dividend policy from time to time.

Managed Distribution Policy. The Investment Manager has applied to the Securities and Exchange Commission (the “SEC”) for an exemptive order under the Investment Company Act to permit funds managed by the Investment Manager, including the Fund, to include that fund’s realized long-term capital gains as a part of its regular distributions to common stockholders more frequently than would otherwise be permitted by the Investment Company Act (generally once per taxable year). Under a managed distribution policy, the Fund would distribute to Common Stockholders a fixed quarterly amount, which may be adjusted from time to time. As with the level rate distribution policy, distributions would be made only after paying dividends on Preferred Shares, if any have been issued, and interest and required principal payments on borrowings, if any. Under a managed distribution policy, if, for any quarterly distribution, net investment company taxable income and net capital gain were less than the amount of the distribution, the difference would be distributed from the Fund’s assets and result in a return of capital. A return of capital is a return of your original investment. Common Stockholders who periodically receive the payment of a dividend or other distribution consisting entirely or in part of a return of capital may be under the impression that they are receiving net profits when they are not. Common Stockholders should not assume that the source of a distribution from the Fund is net profit and should read any written disclosure accompanying distribution payments carefully. There can be no assurance that the SEC staff will process such application by the Investment Manager for an exemptive order on a timely basis or ever, or that the SEC will grant the requested relief or, if granted, that the Fund’s Board will determine to implement or maintain a managed distribution policy. As a result, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is currently permitted under the Investment Company Act (generally, once per tax year), thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above. The Board of the Fund reserves the right to change the dividend policy from time to time.

Dividend Investment Plan	Pursuant to the Fund’s Dividend Investment Plan (the “Plan”), unless a Common Stockholder elects otherwise, all cash dividends, capital gains distributions, and other distributions are automatically reinvested in additional Common Shares.

Common Stockholders who elect not to participate in the Plan (including those whose intermediaries do not permit participation in the Plan by their customers) will receive all dividends and distributions payable in cash directly to the Common Stockholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company, LLC (“AST”), as dividend paying agent. Common Stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to their broker or other nominee. Participation in the Plan may be terminated or resumed at any time without penalty by written notice if received by AST prior to the record date for the next distribution. Otherwise, such termination or resumption will be effective with respect to any subsequently declared distribution.

Under the Plan, Common Stockholders receive Common Shares in lieu of cash distributions unless they have elected otherwise as described in the preceding paragraph. Common Shares will be issued in lieu of cash by the Fund from authorized but unissued Common Shares. If the market price of a share on the ex-dividend date of such a distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Common Stockholder receiving shares in lieu of cash distributions will be determined by dividing the amount of the cash distribution to which such Common Stockholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such an ex-dividend date is below the net asset value per share, the number of shares to be issued to such Common Stockholders will be determined by dividing such amount by the per share market price. See “Dividend Investment Plan.”

Closed-End Fund Structure	Closed-end funds differ from traditional open-end management investment companies (commonly referred to as “mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the stockholder. By comparison, mutual funds issue securities that are redeemable at net asset value at the option of the stockholder and typically engage in a continuous offering of their shares.

Shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of this possibility and that such discount may not be in the interest of Common

Stockholders, the Board, in consultation with the Investment Manager, from time to time may review possible actions to reduce any discount. The Board might consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. The Board might also consider the conversion of the Fund to an open-end mutual fund. The Fund’s organizational documents, policies and features, however, have been designed to suit a closed-end structure. Investors should assume, therefore, that it is highly unlikely that the Fund would convert to an open-end management investment company.

Tax Aspects	The Fund intends to elect to be treated as a regulated investment company (a “RIC”) for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to RICs and to avoid corporate level income taxation, the Fund intends to make quarterly distributions so that it distributes all or substantially all of its net investment income and realized capital gains, if any, each year to its stockholders. Please refer to the “Tax Matters” section of this Prospectus for additional information on the potential U.S. federal income tax consequences of the acquisition, ownership and disposition of shares of the Fund. You should consult your own tax advisors regarding any potential state, local, non-U.S. or other tax consequences of an investment in the Fund.

Listing and Symbol	It is anticipated that the Common Shares will be approved for listing on the New York Stock Exchange (“NYSE”), subject to notice of issuance, under the symbol “STK.” See “Description of Common Shares — Common Shares.”

Administrative Services Agent	Under an Administrative Services Agreement (the “Administrative Services Agreement”), Ameriprise Financial provides, or compensates others to provide, the Fund with certain services, including administrative, accounting, treasury, and other services. The Fund will pay Ameriprise Financial a fee for providing such services. Under the Administrative Services Agreement, subject to Board approval, the fee will be at the annual rate of 0.06% of the Fund’s average daily Managed Assets.

Custodian, Transfer Agent, Stockholder Service Agent and Dividend Paying Agent, and Board Services Corporation	JPMorgan Chase Bank, N.A. (“JPMorgan”) will serve as custodian of the Fund’s assets. AST acts as the transfer agent, stockholder service agent and dividend paying agent for the Fund. See “Custodian, Transfer Agent, Stockholder Service Agent and Dividend Paying Agent.”

The funds in the RiverSource Family of Funds, including the Fund, have an agreement with Board Services Corporation (“Board Services”) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested. See “Board Services Corporation.”

Special Risk Considerations

Newly Organized	The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

Investment Risk	Investing in the Fund involves certain risks and the Fund may not be able to achieve its investment objectives for a variety of reasons, including, among others, the possibility that the Fund may not be able to implement the Options Strategies as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The market price of a Common Share may decrease even though its net asset value increases. You cannot redeem your shares from the Fund at net asset value. The value of your shares also will be impacted by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of investment is possible. The Fund’s Rules-based Option Strategy has not been applied in any technology or technology-related stock portfolio managed by the Investment Manager. Even if technology and technology-related stocks appreciate, the value of the Fund may not.

Equity Securities Risk	The Fund’s portfolio will include equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. The value of an equity security is generally based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Even investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Small-Cap and Mid-Cap Companies Risk	The Fund may invest all or a substantial portion of its assets in companies whose market capitalization is considered small- or mid-cap. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Smaller-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks.

Technology and Technology-Related Investment Risk	The Fund will invest a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Fund. The Fund may also be susceptible to factors affecting the technology and technology-related industries, and the Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Writing Call Options Risk	A principal aspect of the Fund’s investment strategy involves writing call options on the NASDAQ 100. This part of the Fund’s strategy subjects the Fund to certain additional risks. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date.

The Fund intends to write call options on the NASDAQ 100; however, it does not intend to have a portfolio of securities that mirrors the securities in the NASDAQ 100 Index. As a result, during a period when the Fund has outstanding call options written on the NASDAQ 100, the NASDAQ 100 may appreciate to a greater extent than the securities in the Fund’s portfolio. If the call options are exercised in these circumstances, the Fund’s loss on the options will be greater because it will be paying the option holder not only an amount effectively representing appreciation on securities in its own portfolio but also an amount representing the greater appreciation experienced by the securities in the NASDAQ 100 Index that the Fund does not own. If, at a time these call options may be exercised, the securities underlying these options have market values above the exercise price, then these call options will be exercised and the Fund will be obligated to deliver to the option holder either the securities underlying these options or to deliver the cash value of those securities, in exchange for which the option holder will pay the Fund the exercise price. In either case, the Fund will incur losses to the extent the market value of the underlying securities exceeds the sum of the premium the Fund received from writing the call options and the exercise price of the call options, which loss may be very substantial.

To the extent all or part of the Fund’s call options are covered, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss should the price of the underlying security decline below the exercise price minus the option premium received. The writer of an exchange-listed option on a security has no control over when during the exercise period of the option (which may be a single day or multiple days) it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it would be obligated to deliver the underlying security at the exercise price. Thus, the writing of call options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values and will limit the amount of appreciation the Fund can realize above the exercise price of an option.

The Fund may be required to sell investments from its portfolio to effect cash settlement (or transfer ownership of a stock or other instrument to physically settle) on any written call options that are exercised. Such sales (or transfers) may occur at inopportune times, and the Fund may incur transaction costs that increase the expenses borne by Common Stockholders.

The Fund may sell written call options over an exchange or in the over-the-counter (“OTC”) market. The options in the OTC markets may not be as liquid as exchange-listed options. The Fund may be limited in the number of counterparties willing to take positions opposite the Fund or may find the terms of such counterparties to be less favorable than the terms available for listed options. The Fund cannot guarantee that its Options Strategies will be effective. Moreover, OTC options may provide less favorable tax treatment than listed options. See “Risks — Writing Call Options Risk.”

Options Risk	The Fund intends to engage in transactions in options on securities, indices, exchange-traded funds and market baskets of securities on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and may be subject to greater credit risk. OTC options also involve greater liquidity risk.

In addition to writing call options as described above, the Fund may purchase put options. By buying a put option, the Fund will pay a premium to acquire a right to sell the securities or instruments underlying the put at the exercise price of the option. The Fund will lose money if the securities or instruments underlying the option do not decline in value below the exercise price of the option by an amount sufficient to offset the premium paid to acquire the option. To the extent the Fund purchases put options in the OTC market, the Fund will be subject to the credit risk of the seller of the option. The Fund also may write put options on the types of securities or instruments that may be held by the Fund, provided that such put options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund’s return. In exchange for the premium received, the Fund has the obligation to buy the securities or instruments underlying the option at an agreed upon price if the securities or instruments decrease below the exercise price of the option. The Fund will lose money if the securities or instruments decrease in value so that the amount the Fund is obligated to pay the counterparty to the option to purchase the securities underlying the option upon exercise of the option exceeds the value of those securities by an amount that is greater than the premium received by the Fund for writing the option.

The Fund may purchase call options on any of the types of securities or instruments in which it may invest. In exchange for paying the option premium, a purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security or instrument at the exercise price. The Fund will lose money if the securities or instruments underlying the option do not appreciate in value in an amount sufficient to offset the premium paid by the Fund to acquire the option.

General Risks Related to Derivatives	In addition to call options or other options strategies, the Fund may use other derivatives, such as, among others, total return and other types of swaps, forward contracts, futures and options on futures and swaps. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives. Derivatives may be volatile and involve significant risk, such as, among other things, credit risk, currency risk, leverage risk and liquidity risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly, or to any degree, with the underlying asset, interest rate or index). Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, indices, currency rates or interest rates are changing in unexpected ways. The Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts.

Changes in the value of derivative contracts may not match or offset fully changes in the values of the underlying portfolio securities, indices or rates. The Fund’s investments in derivatives could result in the Fund losing more than the principal amount invested. The use of derivatives may also increase the amount of taxes payable by Common Stockholders as well as accelerate the time for the payment of taxes. Also, suitable derivative transactions may not be available in all circumstances. In addition, derivatives can make the Fund’s assets less liquid and harder to value, especially in declining markets.

Foreign Securities Risk	The Fund may invest up to 25% of its Managed Assets in securities of companies organized outside the United States. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of foreign securities are often volatile and trading costs are higher. Certain foreign countries may impose restrictions on the ability of the issuer of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Generally, there is less publicly available information about foreign companies due to less rigorous disclosure or accounting standards and regulatory practices. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in foreign securities.

The Fund may invest in securities of issuers located or doing substantial business in “emerging markets” (lesser developed countries). Because of the less developed markets and economics and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets. These risks include a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

U.S. Government Debt Securities Risk	The Fund may invest up to 20% of its Managed Assets in debt securities, including U.S. government debt securities. U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Debt Securities Risk	The Fund may invest up to 20% of its Managed Assets in debt securities, including U.S. government debt securities and below-investment grade securities (e.g., high-yield or junk bonds). Investments in debt securities are subject to the risk that the issuer of the security could default on its obligations, causing the Fund to sustain losses on those investments. A default could impact both interest and principal payments. High-yield fixed-income securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.

The market values of medium and lower rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. These companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher rated securities because medium and lower rated securities generally are unsecured and subordinated to senior debt.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Fund and may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In addition, the secondary markets in which below-investment grade securities are traded may be less liquid than the market for high-grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular below-investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of Common Shares. The valuation of securities that are illiquid or that trade infrequently often requires the exercise of greater judgment. Adverse publicity and investors’ perceptions may significantly impact the values and liquidity of below-investment grade securities, which could impact the net asset value and market price of Common Shares. In addition, new laws and proposed new laws may have an adverse impact on the market for below-investment grade securities.

Credit Risk	Credit risk is the risk that one or more fixed income securities in the Fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status. If the recent adverse conditions in the credit markets continue to adversely affect the broader global economy, the credit quality of issuers of fixed income securities in which the Fund may invest would be more likely to decline, all other things being equal. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the Fund’s investments. To the extent the Fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below-investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

Preferred Securities Risk	To the extent the Fund invests in preferred securities, there are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Fund.

Leverage Risk	Although it has no present intention to do so, the Fund may use leverage to increase its investments or for other management activities. The Fund may borrow money from banks in amounts up to 33 1/3% of the value of its Managed Assets to finance additional investments. In addition, the Fund may issue Preferred Shares to the extent permitted under the Investment Company Act. The use of leverage creates certain risks for the Fund’s Common Stockholders, including the greater likelihood of higher volatility of the

Fund’s return, its net asset value and the market price of the Fund’s Common Shares. Changes in the value of the Fund’s total assets will have a disproportionate effect on the net asset value per share when leverage is used. For example, if the Fund were to use leverage equal to 50% of the Fund’s Common Share equity, it would show an approximately 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. An additional risk of leverage is that the cost of the leverage plus applicable Fund expenses may exceed the return on the transactions undertaken with the proceeds of the leverage, thereby diminishing rather than enhancing the return to the Fund’s Common Stockholders. These risks generally would make the Fund’s return to stockholders more volatile if it were to use leverage. The Fund also may be required to sell investments in order to make interest payments on borrowings used for leverage when it may be disadvantageous to do so.

Because the fees received by the Investment Manager are based on the managed assets of the Fund (including assets attributable to any Preferred Shares and borrowings that may be outstanding), the Investment Manager has a financial incentive for the Fund to issue Preferred Shares or use borrowings, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Stockholders on the other hand.

Restricted and Illiquid Securities Risk	The Fund may invest, on an ongoing basis, up to 15% of its Managed Assets in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Investments in illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Foreign Currency Risk	Although the Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with, and make dividend or interest payments in, foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Interest Rate Risk	The premiums from writing options and amounts available from the Fund’s option activities may decrease in declining interest rate environments. The value of the Fund’s portfolio investments may also be influenced by changes in interest rates. High-yielding stocks and stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

ETF Risk	If the Fund invests in ETFs, Common Stockholders would bear not only the Fund’s expenses (including operating expenses and management fees) but also similar expenses of the ETFs, and the Fund’s return will therefore be lower. To the extent the Fund invests in ETFs, the Fund is exposed to the risks associated with the underlying investments of the ETFs and the Fund’s performance may be negatively affected if the value of those underlying investments declines.

Frequent Trading Risk	Frequent trading of investments increases the possibility that the Fund will realize taxable capital gains (including short-term capital gains, which are generally taxable at higher rates than long-term capital gains for federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return.

Counterparty Risk	Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, or other transactions supported by another party’s credit, will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Tax Risk	The Fund’s strategy of writing calls on the NASDAQ 100 involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. The application of these special rules would therefore also affect the character of distributions made by the Fund, and may increase the amount of taxes payable by a shareholder as well as accelerate the time for the payment of taxes. See “Tax Matters.”

Active Management Risk	The Fund is actively managed and its performance therefore will reflect in part the ability of the Investment Manager to select securities and to make investment decisions that are suited to achieving the Fund’s investment objectives. Due to its active management, the Fund could underperform other funds with similar investment objectives.

Market Price of Shares; Market Discount from Net Asset Value	Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares relatively soon after completion of this offering. The Fund cannot predict the level of trading activity or whether Common Shares will trade at, above or below net asset value or the initial public offering price. Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Market Disruption and Geopolitical Risk	The aftermath of the war with Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation of Iraq cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors. High-yield securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high-yield securities than on higher rated securities.

Non-Diversified Risk	Because the Fund is classified as “non-diversified” under the Investment Company Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund may be more susceptible than a “diversified” fund to any single corporate, economic, political or regulatory occurrence. To mitigate this risk, the Fund does not anticipate investing more than 10% of its Managed Assets in the securities of any one issuer. See “The Fund’s Investments.” Moreover, the Fund intends to diversify its investments to the extent necessary to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”). See “The Fund’s Investments” and “Risks — Non-Diversified Risk.” See also “Tax Matters.”

Anti-Takeover Provisions	The Fund’s charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Stockholders of opportunities to sell their Common Shares at a price higher than the then-current market price of Common Shares. See “Description of Common Shares” and “Anti-Takeover and Other Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws” and “Risks — Anti-Takeover Provisions.”

SUMMARY OF FUND EXPENSES

The purpose of the table and the example below is to help you understand all fees and expenses that you, as a Common Stockholder, would bear directly or indirectly. The amount set forth under “Other Expenses” in the table is based upon estimates for the current fiscal year and assumes the Fund issues approximately 12,500,000 Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table and from year to year. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to Common Shares. See “Management of the Fund.”

Stockholder Transaction Expenses

Sales Load (as a percentage of the offering price)	4.5%
Offering Expenses of the Common Shares Borne by Common Stockholders	0.2%(1)(2)
Dividend Investment Plan Fees	None(3)

Percentage of Net Assets
Estimated Annual Expenses	Attributable to Common Shares

Management Fees	1.00% (4)
Interest Payments on Borrowed Money	None
Other Expenses(5)(6)	0.26%
Total Annual Expenses(1)	1.26%

(1)	The Fund will pay Common Share offering costs up to $0.04 per Common Share, and the Investment Manager has agreed to pay all of the Fund’s organizational expenses and will pay Common Share offering costs (other than sales load) that exceed $0.04 per Common Share.

(2)	The Investment Manager has agreed to pay from its own assets a structuring fee to each of Wells Fargo Securities, LLC, UBS Securities LLC and Ameriprise Financial Services, Inc. The Investment Manager may pay certain qualifying underwriters additional compensation or a sales incentive fee in connection with the offering. See “Underwriting.”

(3)	You will pay brokerage charges if you direct AST, as the plan agent (“Plan Agent”) for the Fund’s Dividend Investment Plan, to sell your Common Shares held in a dividend investment account. See “Dividend Investment Plan.”

(4)	The Management Fee rate is subject to approval by the Fund’s Board.

(5)	“Other expenses” includes costs associated with administrative, accounting, treasury and other services provided by Ameriprise Financial as the Fund’s Administrative Services Agent. The fee paid to Ameriprise Financial for the provision of administrative services to the Fund is subject to approval of the Fund’s Board.

(6)	Estimated expenses based on the current fiscal year and $250,000,000 in assets.

Example

The following example illustrates the expenses (including the sales load of $45 and estimated expense of this offering of $2) that you would pay on a $1,000 investment in Common Shares, assuming (i) “Total Annual Expenses” of 1.26% for years one through ten and (ii) a 5% annual return(1):

1 Year	3 Years	5 Years	10 Years

$59	$85	$113	$193

(1)	The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example. Examples do not reflect expenses associated with the issuance of Preferred Shares or borrowings. If the Fund issues Preferred Shares or borrows money, the total annual expense ratio and total expenses incurred would be greater.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Fund was organized as a corporation on September 2, 2009 pursuant to the Articles of Incorporation governed by the laws of the State of Maryland. As a newly organized entity, the Fund has no operating history. Its principal office is located at 707 2nd Avenue South, Minneapolis, Minnesota 55402, and its toll-free telephone number is 800 221-2450.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $           ($           if the underwriters exercise the over-allotment option in full) after payment of the estimated organizational expenses and offering costs. The Fund will pay its Common Share offering costs up to $0.04 per Common Share, and the Investment Manager has agreed to pay all of the Fund’s organizational expenses and Common Share offering costs (other than sales load) that exceed $0.04 per Common Share. The Fund will invest the net proceeds of the offering in accordance with its investment objectives and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high-quality, short-term money market instruments, including shares of money market funds that are managed by the Fund’s Investment Manager.

THE FUND’S INVESTMENTS

Investment Objectives

The Fund’s investment objectives are to seek growth of capital and current income. There can be no assurance that the Fund will achieve its investment objectives.

Principal Strategies

Under normal market conditions, the Fund’s investment program will consist primarily of (1) investing in a portfolio of equity securities of technology and technology-related companies that seeks to exceed the total return, before fees and expenses, of the S&P North America Technology Sector Index® and (2) writing call options on the NASDAQ 100 Index® or its exchange-traded fund equivalent (NASDAQ 100) on a month-to-month basis, with an aggregate notional amount typically ranging from 25% to 90% of the underlying value of the Fund’s holdings of common stock. The Fund expects to generate current income from premiums received from writing call options on the NASDAQ 100.

Technology and Technology-Related Companies.  Under normal market conditions, the Fund intends to invest at least 80% of its “Managed Assets” in a portfolio of equity securities of technology and technology-related companies that the Investment Manager believes offer attractive opportunities for capital appreciation. These companies are those which the Investment Manager expects will generate a majority of their revenues from the development, advancement, use or sale of technology or technology-related products or services. Technology and technology-related companies may include companies operating in any industry, including but not limited to software, hardware, communications, information, health care, medical technology and technology services, including the internet.

The Fund may invest in companies of any size. Securities of large companies that are well established in the world technology market can be expected to grow with the market. Rapidly changing technologies and expansion of technology and technology-related industries often provide a favorable environment for companies of small- to-medium size, and the Fund may invest in these companies as well. Although the Fund will invest primarily in U.S. companies, the Fund may invest up to 25% of its Managed Assets in companies organized outside of the United States.

The Options Strategy.  In addition to the Fund’s core holdings in technology and technology-related companies, the Fund will seek to cushion downside volatility and produce current income by utilizing Options Strategies, primarily consisting of writing call options on the NASDAQ 100 on a month-to-month basis, with an aggregate notional amount typically ranging from 25% to 90% of the underlying value of the Fund’s holdings of common stock. In determining the level (i.e., 25% to 90%) of call options to be written on the NASDAQ 100, the Investment Manager will use the Rules-based Option Strategy based on the VXN Index. The VXN Index measures the market’s expectation of 30-day volatility implicit in the prices of near-term NASDAQ 100 Index options. The VXN Index, which is quoted in percentage points (e.g., 19.36), is a leading barometer of investor sentiment and market volatility relating to the NASDAQ 100 Index. In general, the Investment Manager intends to write more call options when market volatility, as represented by the VXN Index, is high (and premiums received for writing the option are high) and write fewer call options when market volatility, as represented by the VXN Index, is low (and premiums for writing the option are low). The Investment Manager’s Rules-based Option Strategy with respect to writing call options is as follows:

Aggregate Notional Value of Written Call Options as
a Percentage of the
When the VXN Index is:	Fund’s Holdings in Common Stocks

17 or less	25%
Greater than 17, but less than 18	Increase up to 50%
At least 18, but less than 33	50%
At least 33, but less than 34	Increase up to 90%
At 34 or greater	90%

The Rules-based Option Strategy is based upon the Investment Manager’s research and may change over time based upon the Fund’s experience and market factors.

In addition to the Rules-based Option Strategy, the Fund may write additional calls with aggregate notional amounts of up to 25% of the value of the Fund’s holdings in common stocks (to a maximum of 90% when aggregated with the call options written pursuant to the Rules-based Option Strategy) when call premiums are attractive relative to the risk of the price of the NASDAQ 100. The Fund may also close (or buy back) a written call option if the Investment Manager believes that a substantial amount of the premium (typically, 70% or more) to be received by the Fund has been captured before exercise, potentially reducing the call position to 0% of total equity until additional calls are written.

The Fund intends to write (sell) NASDAQ 100 call options that are either exchange-listed or traded OTC. However, index options differ from options on individual securities (including ETFs) in that index options (i) typically are settled in cash rather than by delivery of securities and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security. Compared to call options on individual stocks (including ETFs), writing call options on the NASDAQ 100 Index can achieve better tax efficiency because listed options on broad-based securities indices are “section 1256 contracts” that are subject to more favorable U.S. tax treatment than options on individual stocks. Accordingly, given this beneficial tax treatment and that index options are typically settled in cash at expiration (which can be less disruptive to portfolio management), the Investment Manager will generally prefer to write call options on the NASDAQ 100 Index.

As the seller of NASDAQ 100 call options, the Fund will receive cash (premiums) from options purchasers. The purchaser of a NASDAQ 100 call option has the right to any appreciation in the value of the NASDAQ 100 over a fixed price (the exercise price or strike price) as of the relevant exercise date or exercise dates (depending on the style of the option). Generally, the Fund intends to sell NASDAQ 100 call options that are slightly “out-of-the-money” (i.e., the exercise price generally will be slightly above the current level of the NASDAQ 100 when the option is sold) and to close out the position if the Investment Manager believes that a substantial amount of the premium (typically, 70% or more) to be received by the Fund has been captured before exercise, potentially reducing the call position to 0% of total equity until additional calls are written. The Rules-based Option Strategy is based upon the Investment Manager’s research and may change overtime based upon the Fund’s experience and market factors. The Fund will, in effect, sell the potential appreciation in the value of the NASDAQ 100 above the exercise price in exchange for the option premium received. In the case of a written call option on the NASDAQ 100, if the call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the NASDAQ 100 and the exercise price of the option. The premium, the exercise price and the market value of the NASDAQ 100 will determine the gain or loss realized by the Fund as the seller of the index call option. In the case of a written call option on an ETF, such as the NASDAQ 100, if the call option is exercised, the Fund will be required to deliver the number of shares of that ETF (representing the NASDAQ 100) for which the option was exercised. This is likely to require that the Fund purchase such shares at prices in excess of the exercise price of the option, meaning that it is likely that the Fund will incur a loss. Writing call options on the NASDAQ 100 involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation of the Fund’s common stock holdings (to the extent the performance of the Fund’s holdings correlate to the performance of the NASDAQ 100).

The Fund may also seek to provide downside protection by purchasing put options on the NASDAQ 100 when premiums on these options are considered by the Investment Manager to be low and, therefore, attractive relative to the downside protection provided.

The Fund may also buy or write other call and put options on securities, indices, ETFs and market baskets of securities to generate additional income or return or to provide the portfolio with downside protection. In this regard, options may include writing “in-” or “out-of-the-money” put options or buying or selling options in connection with closing out positions prior to expiration of any options. However, the Fund does not intend to write “naked” call options on individual stocks (i.e., selling a call option on an individual security not owned by the Fund) other than in connection with implementing the Options Strategies with respect to the NASDAQ 100. The put and call options purchased, sold or written by the Fund may be exchange-listed or OTC.

Foreign Securities.  The Fund, under normal market conditions, may invest up to 25% of its Managed Assets in equity securities of companies organized outside of the United States. The Fund may hold foreign securities of issuers located or doing substantial business in emerging markets which may entail additional risks. Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Common Stock, Preferred Stock, Warrants and Rights, and Convertible Securities.  As noted above, the Fund, under normal market conditions, will invest at least 80% of its Managed Assets in equity securities of technology and technology-related companies.

•	Common Stock. Common stock consists of shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity’s debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

•	Preferred Stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Preferred stock in which the Fund may invest will generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

•	Rights and Warrants. The Fund may invest in common stock rights and warrants.

•	Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common equity securities of the same or similar issuers. Convertible securities generally rank senior to common equity securities in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

The portion of the Fund’s assets invested in common equity, preferred and convertible securities, as well as rights and warrants, are subject to the market conditions at the time of such initial investment, the current market prices of such securities and the Investment Manager’s views on the marketplace for such securities. The Fund’s portfolio composition can be expected to vary over time based on the Investment Manager’s assessment of market conditions.

ETFs.  The Fund may also invest in ETFs and, as described herein, options on ETFs. ETFs are traded on an exchange like individual stocks, but they generally represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions.

An ETF’s share price may not track its specified market index and may trade below its net asset value (i.e., at a discount). ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, Common Stockholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

Debt Securities.  Under normal market conditions, the Fund may invest up to 20% of its Managed Assets in debt securities (including convertible and non-convertible debt securities), such as debt securities issued by technology and technology-related companies and obligations of the U.S. Government, its agencies and instrumentalities, and government-sponsored enterprises. As noted below, the Fund may exceed this limit under certain circumstances during its initial three months of operation.

•	Debt Securities of Technology and Technology-Related Companies. Debt securities in which the Fund may invest include all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. The debt securities in which the Fund may invest may bear interest at fixed rates or variable rates of interest, and may involve equity features such as contingent interest or participation based on revenues, rents or profits. The prices of debt securities generally vary inversely with interest rates.

•	U.S. Government. Obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as certain “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value” and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, though issued by an instrumentality chartered by the U.S. government, are supported only by the credit of the instrumentality. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. Even where a security is backed by the full faith and credit of the U.S. Treasury, it does not guarantee the market price of that security, only the payment of principal and/or interest.

If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as “interest rate risk.”

Included among the investment grade quality debt securities in which the Fund may invest are unrated securities determined by the Investment Manager to be of comparable quality. In the event that one rating agency assigns an investment grade rating and another rating agency assigns a below-investment grade rating to the same debt security, the Investment Manager will determine which rating it considers more appropriate and categorize the debt security accordingly. Investment grade quality debt securities are those that have received ratings of Baa or higher or BBB or higher by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), as well as unrated securities determined by the Investment Manager to be of comparable quality.

Below-Investment Grade Securities.  The debt securities owned by the Fund may include below-investment grade quality debt securities, commonly referred to as “junk bonds.” The Investment Manager will monitor the credit quality of the Fund’s debt securities. As noted above, the Fund may also invest without limit in preferred securities including those rated below investment grade or that are not rated and are considered by the Investment Manager to be of comparable quality.

Securities that are below-investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. Because the Fund may hold below-investment grade preferred stock and debt securities, the Fund may hold below-investment grade quality securities that have a currently identifiable vulnerability to default on their payments of principal and interest. Such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not purchase securities that are in default as to payment of principal and interest at the time of purchase. For a description of security ratings, see Appendix A of the Statement of Additional Information (“SAI”).

Illiquid Securities.  Substantially all of the equity securities of technology and technology-related companies in which the Fund intends to invest are traded on a national securities or foreign exchange or in the over-the-counter markets. The Fund may, however, invest up to 15% of its Managed Assets in illiquid securities (i.e., securities that at the time of purchase are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the Investment Manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described herein may apply, the largest risks associated with illiquid and restricted securities include liquidity risk.

Cash Positions.  In anticipation of or in response to adverse market conditions, for cash management purposes, during a reasonable start-up period following the completion of this offering or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash or cash equivalents, money market instruments or bonds or other debt securities. Doing so may help the Fund minimize losses but may mean lost opportunities for the Fund to achieve its investment objectives. A reasonable start up period following any offering would not be expected to exceed three months.

Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations and commercial paper. The Fund may also invest in money market funds affiliated with the Investment Manager.

Portfolio Turnover.  The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains. See “Tax Matters.”

Fundamental and Other Investment Policies

The Fund’s investment objectives and policies are non-fundamental and may be changed by the Fund’s Board without approval of the Fund’s stockholders. However, the Fund’s investment policy of investing at least 80% of its Managed Assets in equity securities of technology and technology-related companies and its policy with respect to the use of its Rules-based Option Strategy may be changed by the Board without stockholder approval only following the provision of 60 days’ prior written notice to Common Stockholders. The Fund has a fundamental policy of investing at least 25% of its total assets in securities principally engaged in technology and technology-related stocks. This policy may not be changed without a stockholder vote.

Investment Rationale

The portfolio managers for the Fund are described on page 41.

The Investment Manager believes that a strategy of owning a portfolio of equity securities in technology and technology-related companies in conjunction with writing call options on the NASDAQ 100 should generally provide returns that are superior to investing in the same or similar stocks without an associated call option writing program under three different stock market scenarios: (1) down-trending technology markets; (2) flat market conditions for technology; and (3) moderately rising technology markets. In the Investment Manager’s opinion, only in more strongly rising technology markets would the option strategy on the NASDAQ 100 to be used by the Fund generally be expected to underperform the stock-only portfolio. For these purposes, the Investment Manager considers more strongly rising technology market conditions to exist whenever the current annual rate of return for U.S. common stocks of technology companies (as represented by the NASDAQ 100) exceeds the long-term historical average of stock market returns as represented by the NASDAQ 100 Index. The Investment Manager considers moderately rising technology market conditions to exist whenever current annual returns on U.S. common stocks of technology companies are positive, but do not exceed their long-term historical average as represented by the NASDAQ 100 Index.

In addition, the Investment Manager believes that the investment strategy of using options in a variety of circumstances (whether buying, selling or writing options on individual securities, indices or otherwise) will permit the Fund to take advantage of various market conditions. This may include purchasing put options when such options are considered to be inexpensive or writing call options when premiums are high.

RISKS

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program, and there can be no assurance that the Fund will achieve its investment objectives. Your Common Shares at any point in time may be worth less than the amount you invested, even after taking into account the reinvestment of Fund dividends and other distributions.

Newly Organized

The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations.

Investment Risk

Investing in the Fund involves certain risks and the Fund may not be able to achieve its investments objectives for a variety of reasons, including, among others, the possibility that the Fund may not be able to implement the Options Strategies as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if the value of the Fund’s investments decreases. The market price of a Common Share may decrease even though its net asset value increases. You cannot redeem your shares from the Fund at net asset value. The value of your shares also will be impacted by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of investment is possible. The Fund’s Rules-based Option Strategy has not been applied in any technology or technology-related stock portfolio managed by the Investment Manager. Even if technology and technology-related stocks appreciate, the value of the Fund may not.

Equity Securities Risk

The Fund’s portfolio will include equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. The value of an equity security is generally based on the success of the company’s business, any income paid to stockholders, the value of its assets and general market conditions. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Even investments in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

Small-Cap and Mid-Cap Companies Risk

The Fund may invest all or a substantial portion of its assets in companies whose market capitalization is considered small- or mid-cap. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Smaller-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. During periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks.

Technology and Technology-Related Investment Risk

The Fund will invest a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Fund. Finally, the Fund may be susceptible to factors affecting the technology and technology-related industries, and the Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Writing Call Options Risk

A principal aspect of the Fund’s investment strategy involves writing call options on the NASDAQ 100. This part of the Fund’s strategy subjects the Fund to certain additional risks. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date.

The Fund intends to write call options on the NASDAQ 100; however, it does not intend to have a portfolio of securities that mirrors the securities in the NASDAQ 100 Index. As a result, during a period when the Fund has outstanding call options written on the NASDAQ 100, the NASDAQ 100 may appreciate to a greater extent than the securities in the Fund’s portfolio. If the call options are exercised in these circumstances, the Fund’s loss on the options will be greater because it will be paying the option holder not only an amount effectively representing appreciation on securities in its own portfolio but also an amount representing the greater appreciation experienced by the securities in the NASDAQ 100 Index that the Fund does not own. If, at a time these call options may be exercised, the securities underlying these options have market values above the exercise price, then these call options will be exercised and the Fund will be obligated to deliver to the option holder either the securities underlying these options or to deliver the cash value of those securities, in exchange for which the option holder will pay the Fund the exercise price. In either case, the Fund will incur losses to the extent the market value of the underlying securities exceed the sum of the premium the Fund received from writing the call options and the exercise price of the call options, which loss may be very substantial.

To the extent all or part of the Fund’s call options are covered, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss should the price of the underlying security decline below the exercise price minus the option premium received. The writer of an exchange-listed option on a security has no control over when during the exercise period of the option (which may be a single day or multiple days) it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it would be obligated to deliver the underlying security at the exercise price. Thus, the writing of call options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values and will limit the amount of appreciation the Fund can realize above the exercise price of an option.

The Fund may be required to sell investments from its portfolio to effect cash settlement (or transfer ownership of a stock or other instrument to physically settle) on any written call options that are exercised. Such sales (or transfers) may occur at inopportune times, and the Fund may incur transaction costs that increase the expenses borne by Common Stockholders. The Fund may sell written call options over an exchange or in the OTC market. The options in the OTC markets may not be as liquid as exchange-listed options. The Fund may be limited in the number of counterparties willing to take positions opposite the Fund or may find the terms of such counterparties to be less favorable than the terms available for listed options. The Fund cannot guarantee that its Options Strategies will be effective. Moreover, OTC options may provide less favorable tax treatment than listed options.

The value of options may be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, in the case of a call option written, by buying the option back. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options will be more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions.

Options Risk

The Fund intends to engage in transactions in options on securities, indices, exchange-traded funds and market baskets of securities on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk.

In addition to writing call options as described above, the Fund may purchase put options. By buying a put option, the Fund will pay a premium to acquire a right to sell the securities or instruments underlying the put at the exercise price of the option. The Fund will lose money if the securities or instruments underlying the option do not decline in value below the exercise price of the option by an amount sufficient to offset the premium paid to acquire the option. To the extent the Fund purchases put options in the OTC market, the Fund will be subject to the credit risk of the seller of the option. The Fund also may write put options on the types of securities or instruments that may be held by the Fund, provided that such put options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund’s return. In exchange for the premium received, the Fund has the obligation to buy the securities or instruments underlying the option at an agreed-upon exercise price if the securities or instruments decrease below the exercise price of the option. The Fund will lose money if the securities or instruments decrease in value so that the amount the Fund is obligated to pay the counterparty to the option to purchase the securities underlying the option upon exercise of the option exceeds the value of those securities by an amount that is greater than the premium received by the Fund for writing the option.

The Fund may purchase call options on any of the types of securities or instruments in which it may invest. In exchange for paying the option premium, a purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security or instrument at the exercise price. The Fund will lose money if the securities or instruments underlying the option do not appreciate in value in an amount sufficient to offset the premium paid by the Fund to acquire the option.

General Risks Related to Derivatives

In addition to call options or other option strategies, the Fund may use other derivatives, such as, among others, total return and other types of swaps, forward contracts, futures and options on futures and swaps. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying these derivatives.

Derivatives may be volatile and involve significant risk, such as, among other things, credit risk, currency risk, leverage risk and liquidity risk. They also involve the risk of mispricing or improper valuation and correlation risk (i.e., the risk that changes in the value of the derivative may not correlate perfectly, or to any degree, with the underlying asset, interest rate or index). Using derivatives can disproportionately increase losses and reduce opportunities for gains when security prices, indices, currency rates or interest rates are changing in unexpected ways. The Fund may suffer disproportionately heavy losses relative to the amount of its investments in derivative contracts.

Changes in the value of derivative contracts may not match or offset fully changes in the values of the underlying portfolio securities, indices or rates. The Fund’s investments in derivatives could result in the Fund losing more than the principal amount invested. The use of derivatives may also increase the amount of taxes payable by Common Stockholders as well as accelerate the time for the payment of taxes. Also, suitable derivative transactions may not be available in all circumstances. In addition, derivatives can make the Fund’s assets less liquid and harder to value, especially in declining markets.

Foreign Securities Risk

The Fund may invest up to 25% of its Managed Assets in securities of companies organized outside the United States. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of foreign securities are often volatile and trading costs are higher. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Generally, there is less publicly available information about foreign companies due to less rigorous disclosure or accounting standards and regulatory practices. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in foreign securities.

The Fund may invest in securities of issuers located or doing substantial business in “emerging markets” (lesser developed countries). Because of the less developed markets and economics and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets. These risks include a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

U.S. Government Debt Securities Risk

The Fund may invest up to 20% of its Managed Assets in debt securities, including U.S. government debt securities. U.S. government debt securities generally do not involve the credit risks associated with investments in other types of debt securities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from other securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities.

Debt Securities Risk

The Fund may invest up to 20% of its Managed Assets in debt securities, including U.S. government debt securities and below-investment grade securities (e.g., high-yield or junk bonds). Investments in debt securities are subject to the risk that the issuer of the security could default on its obligations, causing the Fund to sustain losses on those investments. A default could impact both interest and principal payments. High-yield fixed-income securities (commonly known as “junk bonds”) are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. This means that, compared to issuers of higher rated securities, issuers of medium and lower rated securities are less likely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or may be in default or not current in the payment of interest or principal.

The market values of medium and lower rated securities tend to be more sensitive to company-specific developments and changes in economic conditions than higher rated securities. The companies that issue these securities often are highly leveraged, and their ability to service their debt obligations during an economic downturn or periods of rising interest rates may be impaired. These companies may not have access to more traditional methods of financing, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by these issuers is significantly greater than with higher rated securities because medium and lower rated securities generally are unsecured and subordinated to senior debt.

Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities held by the Fund, thereby reducing the value of your investment in the Fund and default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings. In addition, the secondary markets in which below-investment grade securities are traded may be less liquid than the market for high-grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular below-investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of Common Shares. The valuation of securities that are illiquid or that trade infrequently often requires the exercise of greater judgment. Adverse publicity and investor perceptions may significantly impact the values and liquidity of below-investment grade securities, which could impact the net asset value and market price of Common Shares. In addition, new laws and proposed new laws may have an adverse impact on the market for below-investment grade securities.

Credit Risk

Credit risk is the risk that one or more fixed income securities in the Fund’s portfolio will decline in price or fail to pay interest or repay principal when due because the issuer of the security experiences a decline in its financial status. If the recent adverse conditions in the credit markets continue to adversely affect the broader global economy, the credit quality of issuers of fixed income securities in which the Fund may invest would be more likely to decline, all other things being equal. Changes by nationally recognized statistical rating organizations in its rating of securities and in the ability of an issuer to make scheduled payments may also affect the value of the Fund’s investments. To the extent the Fund invests in below-investment grade securities, it will be exposed to a greater amount of credit risk than a fund which invests solely in investment grade securities. The prices of lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Fixed income securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default.

Preferred Securities Risk

To the extent the Fund invests in preferred securities, there are special risks associated with investing in preferred securities, including:

Deferral.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer.

Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity.  Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights.  Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

Special Redemption Rights.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Fund.

Leverage Risk

Although it has no present intention to do so, the Fund may use leverage to increase its investments or for other management activities. The Fund may borrow money from banks in amounts up to 33 1/3% of the value of its Managed Assets to finance additional investments. In addition, the Fund may issue Preferred Shares to the extent permitted under the Investment Company Act. The use of leverage creates certain risks for the Fund’s Common Stockholders, including the greater likelihood of higher volatility of the Fund’s return, its net asset value and the market price of the Fund’s Common Shares. Changes in the value of the Fund’s total assets will have a disproportionate effect on the net asset value per share when leverage is used. For example, if the Fund were to use leverage equal to 50% of the Fund’s Common Share equity, it would show an approximately 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. An additional risk of leverage is that the cost of the leverage plus applicable Fund expenses may exceed the return on the transactions undertaken with the proceeds of the leverage, thereby diminishing rather than enhancing the return to the Fund’s Common Stockholders. These risks generally would make the Fund’s return to stockholders more volatile if it were to use leverage. The Fund also may be required to sell investments in order to make interest payments on borrowings used for leverage when it may be disadvantageous to do so.

Because the fees received by the Investment Manager are based on the managed assets of the Fund (including assets attributable to any Preferred Shares and borrowings that may be outstanding), the Investment Manager has a financial incentive for the Fund to issue Preferred Shares or use borrowings, which may create a conflict of interest between the Investment Manager, on the one hand, and the Common Stockholders on the other hand.

Restricted and Illiquid Securities Risk

The Fund may invest, on an ongoing basis, up to 15% of its Managed Assets in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Investments in illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Foreign Currency Risk

Although the Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with, and make dividend or interest payments in, foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Interest Rate Risk

The premiums from writing options and amounts available from the Fund’s option activities may decrease in declining interest rate environments. The value of the Fund’s portfolio investments may also be influenced by changes in interest rates. High-yielding stocks and stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

ETF Risk

If the Fund invests in ETFs, Common Stockholders would bear not only the Fund’s expenses (including operating expenses and management fees) but also similar expenses of the ETFs, and the Fund’s return will therefore be lower. To the extent the Fund invests in ETFs, the Fund is exposed to the risks associated with the underlying investments of the ETFs and the Fund’s performance may be negatively affected if the value of those underlying investments declines.

Frequent Trading Risk

Frequent trading of investments increases the possibility that the Fund will realize taxable capital gains (including short-term capital gains, which are generally taxable at higher rates than long-term capital gains for federal income tax purposes), which could reduce the Fund’s after-tax return. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Fund’s return.

Counterparty Risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Tax Risk

The Fund’s strategy of writing calls on the NASDAQ 100 involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. The application of these special rules would therefore also affect the character of distributions made by the Fund, and may increase the amount of taxes payable by a shareholder as well as accelerate the time for the payment of taxes. See “Tax Matters.”

Active Management Risk

The Fund is actively managed and its performance therefore will reflect in part the ability of the Investment Manager to select securities and to make investment decisions that are suited to achieving the Fund’s investment objectives. Due to its active management, the Fund could underperform other funds with similar investment objectives.

Market Price of Shares; Market Discount from Net Asset Value

Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This characteristic is separate and distinct from the risk that the net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares relatively soon after completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of the sales load and all of the Fund’s Common Share offering costs up to and including $0.04 per Common Share. Whether an investor will realize gain or loss on the sale of Common Shares will depend not on the Fund’s net asset value but on whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. The market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the Fund’s control. The Fund cannot predict the level of trading activity or whether Common Shares will trade at, above or below net asset value or the initial public offering price. Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Market Disruption and Geopolitical Risk

The aftermath of the war with Iraq, instability in the Middle East and terrorist attacks in the United States and around the world may have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation of Iraq cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors. High-yield securities tend to be more volatile than higher rated securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of high-yield securities than on higher rated securities.

Non-Diversified Risk

Because the Fund is classified as “non-diversified” under the Investment Company Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Fund may be more susceptible than a “diversified” fund to any single corporate, economic, political or regulatory occurrence. To mitigate this risk, the Fund does not anticipate investing more than 10% of its Managed Assets in the securities of any one issuer. See “The Fund’s Investments.” Moreover, the Fund intends to diversify its investments to the extent necessary to maintain its status as a regulated investment company under the IRC. See “Tax Matters.”

Anti-Takeover Provisions

The Fund’s charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Stockholders of opportunities to sell their Common Shares at a price higher than the then-current market price of Common Shares. See “Description of Common Shares” and “Anti-Takeover and Other Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws.”

Power to Classify and Issue Additional Stock

The Fund’s charter authorizes the Fund to issue additional shares of stock. The Board also may classify or reclassify any unissued shares of stock, and may set the preferences, rights and other terms of the classified or reclassified shares. The Board may, without any action by its stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. See “Description of Common Shares.”

New Types of Securities

From time to time, new types of securities have been, and may in the future be, offered that have features other than those described in this Prospectus. The Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be in the best interest of the Fund in a manner consistent with the Fund’s investment objectives and policies, as may be amended from time to time. Since the market for these instruments will be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Convertible Securities Risk

Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

Deflation Risk

Deflation risk is the risk that the Fund’s dividends may be reduced in the future as lower prices reduce interest rates and earning power, resulting in lower distributions on the assets owned by the Fund being redeemed by their issuers.

Portfolio Turnover Risk

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains. The Fund’s portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

Liquidity/Listing of Fund’s Shares

It is anticipated that the Common Shares will be approved for listing on the NYSE, subject to notice of issuance, under the symbol “STK.” There is currently no public market for the Fund’s shares and there can be no assurance that an active public market will develop or be sustained after completion of this offering. There also is no assurance that, should the NYSE authorize the Fund to list its shares, the Fund will be able to maintain the listing of its shares on the NYSE.

Short-Term Investments

The Fund may, from time to time, manage its cash (for purposes such as paying fees and expenses) by investing all or a part of its assets in short-term, high quality fixed-income securities and money market instruments, including shares of money market funds managed by the Fund’s Investment Manager, or in cash and cash equivalents. These types of investments typically have a lower yield than other longer term investments and lack the capital appreciation potential of equity securities. In addition, while these investments are generally designed to limit the Fund’s losses, they can prevent the Fund from achieving its investment objectives.

Asset Segregation

When the Fund enters into certain transactions that involve obligations to make future payments to third parties that are not otherwise covered, including, but not limited to, swap contracts, the purchase of securities on when-issued or delayed delivery basis, forward contracts, futures or reverse repurchase agreements, it will segregate cash or liquid securities in a manner consistent with the positions articulated by the SEC and its staff.

General Economic and Market Conditions

The success of the Fund’s activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of security prices and liquidity of the Fund’s investments. Unexpected market volatility or changes in liquidity could impair the Fund’s profitability or result in its suffering losses.

MANAGEMENT OF THE FUND

Directors and Officers

The business and affairs of the Fund are managed under the direction of the Board. Accordingly, the Fund’s Board is broadly responsible for the management of the Fund, including general supervision of the duties performed by RiverSource Investments. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under the heading “Management of the Fund” contained in the SAI.

Investment Manager

RiverSource Investments, LLC, 50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is the investment manager to the Fund, and is a wholly-owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the Fund, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management and institutional trust and custody, as well as other investment products. As of September 30, 2009, the Investment Manager had assets under management of approximately $145.76 billion. For all of its clients, RiverSource Investments seeks to allocate investment opportunities in an equitable manner over time. See the SAI for more information.

Portfolio Managers

The Fund’s portfolio is managed by RiverSource Investments and headed by the portfolio managers for the Fund: Paul Wick, Ajay Diwan and John K. Schonberg, CFA. Messrs. Wick and Diwan are responsible for the day-to-day investment decisions relating to the Fund’s portfolio holdings, with primary day-to-day investment decisions relating to the Options Strategies provided by Mr. Schonberg. In addition to managing the Fund, Messrs. Wick and Diwan provide portfolio management services for certain mutual funds, private funds and offshore funds, including those that invest a substantial portion of their assets in technology and technology-related companies and those that use long and short strategies.

Mr. Wick is the head of the Seligman Technology Group of RiverSource Investments. Mr. Wick began his investment career in 1987 when he joined J. & W. Seligman & Co. Incorporated (“Seligman”) as an Associate in Investment Research. During his Seligman career, he became Vice President and Investment Officer in 1991, Managing Director in 1995 and a member of Seligman’s Board of Directors in 1997. Mr. Wick holds a B.A. in Economics from Duke University and an M.B.A. in Finance from Duke University’s Fuqua School of Business.

Mr. Diwan, a member of the Seligman Technology Group of RiverSource Investments, began his investment career in 1992 and joined Seligman in 2001, where he was Managing Director. Mr. Diwan holds a B.S. in Electrical Engineering and Applied Physics from Case Western Reserve University and an M.B.A. in Finance from Columbia University.

Mr. Wick and Mr. Diwan joined RiverSource Investments in November 2008 in connection with RiverSource Investments’ acquisition of Seligman and each is based at the Investment Manager’s Menlo Park, California office.

Mr. Schonberg is a portfolio manager of the Fund, primarily responsible for providing the Options Strategies to the Fund. Mr. Schonberg also provides portfolio management services for certain mutual funds and private funds. Mr. Schonberg joined RiverSource Investments in 1997 and is based at the Investment Manager’s Minnesota office. He began his investment career in 1988. He holds a B.S. from the University of Nebraska.

Management

Pursuant to an Investment Management Services Agreement dated           between RiverSource Investments and the Fund (the “Management Agreement”), subject to Board approval, the Fund will pay RiverSource Investments a management fee, payable on a monthly basis, at an annual rate equal to 1.00% of the Fund’s average daily Managed Assets for the services it provides (the “Management Fee”).

In addition to the Management Fee, the Fund will pay all other costs and expenses of its operations, including the compensation of its Directors (other than those affiliated with RiverSource Investments or Ameriprise Financial), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, listing fees, expenses of preparing, printing and distributing Prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The basis for the Board of Director’s initial approval of the Fund’s Management Agreement will be provided in the Fund’s initial stockholder report. The basis for subsequent continuations of the Fund’s Management Agreement will be provided in annual or semi-annual reports to Common Stockholders for the periods during which such continuations occur.

Under an Administrative Services Agreement between Ameriprise Financial and the Fund, Ameriprise Financial provides, or compensates others to provide, the Fund with certain services, including administrative, accounting, treasury and other services. Subject to Board approval, the Fund will pay Ameriprise Financial a fee for providing such services. Under the Administrative Services Agreement, the fee will be at the annual rate of 0.06% of the Fund’s average daily Managed Assets, and is reflected in the Fund’s “Other Expenses” in the “Summary of Fund Expenses” on page 23.

NET ASSET VALUE

The net asset value per share (“NAV”) of the Fund’s Common Shares is determined by dividing the total value of the Fund’s net assets by the total number of shares outstanding. The Fund’s net assets are determined by subtracting any liabilities (including borrowings for leverage) from the total value of its portfolio investments and other assets. Net asset value per Common Share is determined by dividing the net assets available for the Common Stockholders by the number of Common Shares outstanding. Common Shares are valued as of a particular time (the “Valuation Time”) which is normally at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Fund’s Board may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

Securities are valued primarily on the basis of market quotations. Market quotations are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost. When reliable market quotations are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by the Fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the Fund’s NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that the Fund has significant holdings of foreign securities or small- or mid-cap stocks that may trade infrequently, fair valuation may be used more frequently than for other funds. The Fund uses an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of the Fund’s portfolio securities may be listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. In that event, the NAV of the Fund’s Common Shares may change on days when Common Stockholders will not be able to purchase or sell the Fund’s shares.

DISTRIBUTIONS

Initial Distribution

The Fund’s initial distribution is expected to be declared approximately 45 days after the completion of the offering, and paid approximately 45 days later, depending upon market conditions. Thereafter, distributions are expected to be declared quarterly after the first full quarter of operations (i.e., June, September, December and March), depending on market conditions, out of assets legally available therefor.

Level Rate Distribution Policy

Commencing with the Fund’s first distribution, the Fund intends to make quarterly cash distributions to Common Stockholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive all or some of its current income and gains from the following sources: (i) dividends received by the Fund that are paid on the equity and equity-related securities in its portfolio; and (ii) capital gains (short-term and long-term) from option premiums and the sale of portfolio securities. Distributions would be made only after paying dividends on Preferred Shares, if any have been issued, and interest and required principal payments on borrowings, if any. It is possible that the Fund’s distributions will at times exceed the earnings and profits of the Fund and therefore all or a portion of such distributions may constitute a return of capital as described below. A return of capital is not taxable, but it reduces a stockholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of his or her shares.

Distributions may be variable, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of and rates at which the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund.

As portfolio and market conditions change, the rate of dividends on the Common Shares and the Fund’s distribution policy could change. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal law, Common Stockholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credits and amounts refunded in connection with retained capital gains as a substitute for equivalent cash distributions. The Investment Company Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year (unless and until it receives an exemptive order as contemplated under “Managed Distribution Policy” below), which may increase the variability of the Fund’s distributions and result in certain distributions being comprised to a larger degree of long-term capital gains eligible for more favorable income tax treatment than others. During periods in which the Fund’s strategies do not generate enough income or result in net losses, a substantial portion of the Fund’s dividends may be comprised of capital gains from the sale of securities held by the Fund, which would involve transaction costs and may also result in realization of taxable short-term capital gains taxed at ordinary income tax rates particularly during the initial year of the Fund’s operations when all of the Fund’s portfolio securities will have been held for less than one year. The Board of the Fund reserves the right to change the dividend policy from time to time.

Managed Distribution Policy

The Investment Manager has applied to the SEC for an exemptive order under the Investment Company Act to permit funds managed by the Investment Manager, including the Fund, to include that fund’s realized long-term capital gains as a part of its regular distributions to common stockholders more frequently than would otherwise be permitted by the Investment Company Act (generally once per taxable year).

Under a managed distribution policy, the Fund would distribute to Common Stockholders a fixed quarterly amount, which may be adjusted from time to time. As with the level rate distribution policy, distributions would be made only after paying dividends on Preferred Shares, if any have been issued, and interest and required principal payments on borrowings, if any. Under a managed distribution policy, if, for any quarterly distribution, net investment company taxable income and net capital gain were less than the amount of the distribution, the difference would be distributed from the Fund’s assets and result in a return of capital.

There can be no assurance that the SEC staff will process such application by the Investment Manager for an exemptive order on a timely basis or ever, or that the SEC will grant the requested relief or, if granted, that the Fund’s Board will determine to implement or maintain a managed distribution policy. As a result, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is currently permitted under the Investment Company Act (generally once per tax year), thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above.

Common Stockholders who periodically receive the payment of a dividend or other distribution consisting entirely or in part of a return of capital may be under the impression that they are receiving net profits when they are not. A return of capital represents a return of your original investment. Common Stockholders should not assume that the source of a distribution from the Fund is net profit and should read any written disclosure accompanying distribution payments carefully.

The Board of the Fund reserves the right to change the distribution policy from time to time.

DIVIDEND INVESTMENT PLAN

Pursuant to the Fund’s Dividend Investment Plan (the “Plan”), unless a Common Stockholder elects otherwise, all cash dividends, capital gains distributions, and other distributions are automatically reinvested in additional Common Shares. Common Stockholders who elect not to participate in the Plan (including those whose intermediaries do not permit participation in the Plan by their customers) will receive all dividends and distributions payable in cash directly to the Common Stockholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) as dividend paying agent. Common Stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to AST. Participation in the Plan may be terminated or resumed at any time without penalty by written notice if received by AST prior to the record date for the next distribution. Otherwise, such termination or resumption will be effective with respect to any subsequently declared distribution.

Under the Plan, Common Stockholders receive Common Shares in lieu of cash distributions unless they have elected otherwise as described in the preceding paragraph. Common Shares will be issued in lieu of cash by the Fund from previously authorized but unissued Common Shares. If the market price of a share on the ex-dividend date of such a distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Common Stockholder receiving shares in lieu of cash distributions will be determined by dividing the amount of the cash distribution to which such Common Stockholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such an ex-dividend date is below the net asset value per share, the number of shares to be issued to such Common Stockholders will be determined by dividing such amount by the per share market price. Market price on any day means the closing price for the Common Shares at the close of regular trading on the New York Stock Exchange on such day or, if such day is not a day on which the Common Shares trades, the closing price for the Common Shares at the close of regular trading on the immediately preceding day on which trading occurs.

Common Stockholders who hold their shares in the name of a broker or other nominee should contact such broker or other nominee to discuss the extent to which such nominee will permit their participation in the Plan. The Fund will administer the Plan on the basis of the number of shares certified from time to time by nominees as representing the total amount of shares held through such nominees by beneficial Common Stockholders who are participating in the Plan and by delivering shares on behalf of such beneficial Common Stockholders to the nominees’ accounts at The Depository Trust Company.

AST will maintain all Common Stockholders’ accounts in the Plan not held by The Depository Trust Company and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant will be held in non-certificated form in the name of the participant, and each Common Stockholder’s proxy will include those shares purchased or received pursuant to the Plan.

The Fund currently intends to make open market purchases of its Common Shares from time to time, when the Fund is trading at a discount to NAV, in an amount approximately sufficient to offset the growth in the number of Common Shares attributable to the reinvestment of the portion of its distributions to Common Stockholders that are attributable to distributions received from portfolio investments less Fund expenses. Assets of the Fund used to repurchase Common Shares are not available for investment in accordance with the Fund’s investment objectives and strategies.

The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. There are no service or brokerage charges to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. The Fund also reserves the right to amend the Plan to provide for payment of brokerage fees by Plan participants in the event the Plan is changed to provide for open market purchases of Common Shares on behalf of Plan participants. All correspondence concerning the Plan should be directed to AST, 59 Maiden Lane Plaza Level, New York, New York 10038.

DESCRIPTION OF COMMON SHARES

The following description of the terms of the Fund’s stock is only a summary. For a complete description, please refer to the Maryland General Corporation Law (“MGCL”), and the Fund’s charter and Bylaws. The charter and Bylaws are exhibits to the Registration Statement, of which this Prospectus forms a part.

General

The Fund’s charter provides that the Fund may issue up to 1,000,000,000 shares of common stock, $0.01 par value per share (the “Common Shares”). A majority of the entire Board may, without any action by the Fund’s stockholders, amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authority to issue. Under Maryland law, the stockholders generally are not liable for the Fund’s debts or obligations.

Common Shares

All of the Common Shares offered by this Prospectus will be duly authorized, fully paid and nonassessable. Common Stockholders are entitled to receive distributions if, as and when authorized by the Board and declared by the Fund out of assets legally available for the payment of distributions. They also are entitled to share ratably in the assets legally available for distribution to the Fund’s Common Stockholders in the event of the Fund’s liquidation, dissolution or winding up, after payment of, or adequate provision for, all of the Fund’s known debts and liabilities. These rights are subject to the preferential rights of any other class or series of the Fund’s stock.

Each outstanding Common Share entitles the holder thereof to one vote on all matters submitted to a vote of the Common Stockholders, including the election of Directors. Except as provided with respect to any other class or series of stock, Common Shares will possess the exclusive voting power. All of the Common Shares will have equal dividend, liquidation, voting and other rights. There is no cumulative voting in the election of Directors, which means that the holders of a majority of the outstanding Common Shares can elect all of the Directors then standing for election, and the holders of the remaining shares will not be able to elect any Directors.

Holders of Common Shares have no preference, conversion, redemption, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities.

Power to Reclassify Shares of the Fund’s Stock and Issue Additional Shares

The Fund’s charter authorizes the Board to classify and reclassify any unissued Common Shares into other classes or series of stock, including Preferred Shares, and authorizes the issuance of additional shares of stock. Before issuing shares of each new class or series, the Board is required by Maryland law and by the Fund’s charter to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, and terms or conditions of redemption of the class and series.

The Fund believes that the power to issue additional shares of Common Shares and to classify or reclassify unissued shares of Common Shares and thereafter to issue the classified or reclassified shares provides the Fund with increased flexibility in meeting needs of the Fund that might arise. Subject to the rights of holders of Preferred Shares, if any, these actions can be taken without Common Stockholder approval, unless Common Stockholder approval is required by applicable law or the rules of any stock exchange or automated quotation system on which the Fund’s securities may be listed or traded. Although the Fund has no present intention of doing so, the Fund could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of the Fund that might involve a premium price for Common Stockholders or otherwise be in the Fund’s best interests.

BORROWINGS AND PREFERRED SHARES

Although the Fund does not currently intend to issue senior securities such as Preferred Shares or debt instruments, the Fund is permitted, without prior approval of the Common Stockholders, to borrow money and issue Preferred Shares. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund’s assets as security. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

Limitations.  Borrowings by the Fund are subject to certain limitations under the Investment Company Act, including the amount of asset coverage required. In addition, agreements related to the borrowings may also impose certain requirements, which may be more stringent than those imposed by the Investment Company Act. See “Use of Financial Leverage” and “Risks — Leverage Risk.”

Distribution Preference.  The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such borrowings will be senior to those of the Common Stockholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Stockholders in certain circumstances.

Voting Rights.  In certain circumstances, the Investment Company Act grants the Fund’s lenders certain voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair the Fund’s status as a regulated investment company under the IRC, the Fund, subject to its ability to liquidate its portfolio holdings, intends to repay the borrowings.

Any borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

The discussion above describes the Board’s present intention with respect to a possible offering of Preferred Shares or borrowings. If the Board determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s charter.

Preferred Shares.  The Fund is authorized under the Investment Company Act to issue Preferred Shares in an amount up to 50% of its Managed Assets. “Managed Assets” means the net asset value of the Fund’s outstanding Common Shares plus any liquidation preference of any issued and outstanding Preferred Shares and the principal amount of any borrowings used for leverage. Preferred Shares generally pay fixed or floating rate dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred securities before paying any dividends on its common stock. Preferred security holders usually have no right to vote for corporate directors or on other matters.

It is not the Fund’s current intention to issue Preferred Shares. However, the Fund may determine at a subsequent time to issue Preferred Shares, subject to market conditions, in an aggregate amount limited to approximately 50% of its Managed Assets (including the proceeds of the leverage) as valued immediately after the issuance of Preferred Shares in order to purchase additional securities of technology and technology-related companies and other securities as described herein.

The Preferred Shares would have priority over Common Shares and other non-Preferred Shares upon distribution of assets. Although the timing and other terms of the offering of Preferred Shares and the terms of the Preferred Shares would be determined by the Fund’s Board of Directors, the Fund expects to invest the proceeds of any Preferred Shares offering in accordance with its investment objectives. So long as the Fund’s portfolio is invested in securities that provide a higher level of income than the dividend rate of the Preferred Shares, after taking expenses into consideration, the leverage will cause Common Stockholders to receive higher distributions than if the Fund were not leveraged.

The Fund intends to apply for ratings on any Preferred Shares it may issue from one or more nationally recognized ratings agencies. The Fund believes that obtaining a rating for Preferred Shares will enhance the marketability of the Preferred Shares and thereby reduce the dividend rate on the Preferred Shares from that which the Fund would be required to pay if the Preferred Shares were not rated. The rating agencies for any Preferred Shares may require asset coverage maintenance ratios not imposed by the Investment Company Act. The ability of the Fund to comply with such asset coverage maintenance ratios may be subject to circumstances beyond control of the Fund such as market conditions for its portfolio securities. It is expected that the terms of any Preferred Shares will provide for mandatory redemption of the Preferred Shares in the event the Fund fails to meet such asset coverage maintenance ratios. In such circumstances, the Fund may have to liquidate portfolio securities in order to meet redemption requirements. Such liquidations may occur at disadvantageous times, which could have the effect of reducing the NAV to Common Stockholders.

Under the Investment Company Act, the holders of Preferred Shares, voting as a class, must have the right to elect at least two directors at all times, and, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, to elect a majority of the directors if at any time dividends on such class of securities shall be unpaid in an amount equal to two full years’ dividends on such securities, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. In addition, the vote of a majority of the Preferred Shares, voting as a class, is required to approve any plan of reorganization adversely affecting the Preferred Shares, or any action requiring a vote of security holders pursuant to Section 13(a) of the Investment Company Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment policies. In addition, at the discretion of the Board, subject to the Investment Company Act, the terms of any Preferred Shares may also provide for the vote of up to 66 2/3% of the class regarding certain transactions involving a merger, sale of assets or liquidation of the Fund, or conversion of the Fund to open-end status and other matters. See “Description of Common Shares,” “Anti-Takeover and Other Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws” and “Repurchase of Common Shares; Tender Offers; Conversion to Open-End Fund.”

The issuance of any Preferred Shares will entail certain initial costs and expenses such as underwriting discounts, fees associated with the registration of the Preferred Shares with the SEC, filings under state securities laws, rating agency fees, legal and accounting fees, printing costs, and certain other ongoing expenses such as administrative and accounting fees. These costs and expenses will be borne by the Fund and will reduce net assets available to Common Stockholders.

Under the Investment Company Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s Managed Assets less certain ordinary course liabilities is at least 200% of the sum of the liquidation value of the outstanding Preferred Shares plus any indebtedness for leverage purposes (i.e., the liquidation value may not exceed 50% of the sum of the Fund’s net assets plus any indebtedness incurred for leverage purposes). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares or repurchase any of its Common Shares unless the Fund satisfies the asset coverage requirements described in the previous sentence immediately after giving effect to such declaration or repurchase. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require a reduction of indebtedness or the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions, or reductions in indebtedness, would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund’s ability to qualify as a regulated investment company under the Investment Company Act.

ANTI-TAKEOVER AND OTHER PROVISIONS OF THE MARYLAND GENERAL
CORPORATION LAW AND THE FUND’S CHARTER AND BYLAWS

The MGCL and the Fund’s charter and Bylaws contain provisions that could make it more difficult for a person or group of persons to acquire control of the Fund or to convert the Fund to open-end status by means of a tender offer, proxy contest or otherwise. Certain of these provisions are intended to preserve the Fund’s status as a closed-end investment company and to discourage certain coercive takeover practices, inadequate takeover bids and attempts to cause the Fund to liquidate or convert to an open-end investment company. These provisions could have the effect of depriving Common Stockholders of the opportunity to sell their shares at a premium over the then-current market price of Common Shares by discouraging a third party from seeking to obtain control of the Fund or from taking action intended to result in the open-ending or liquidation of the Fund or discouraging the implementation of measures that may result in a temporary or long-term reduction in any market discount.

Election of Directors.  The Fund’s charter provides that, except as provided in the Fund’s Bylaws, each director will be elected by the holders of a majority of the Common Shares outstanding and entitled to vote thereon. Accordingly, the holders of less than a majority of the outstanding Common Shares will not be able to elect any directors. If no nominee receives the required vote to be elected, the incumbent director-nominees will continue to serve as the Fund’s directors until the next annual meeting of Common Stockholders and until their successors are duly elected and qualify. The Board may amend the Bylaws to alter the vote required to elect directors.

Classification of the Board of Directors.  Pursuant to the Fund’s charter, the Board is divided into three classes of directors. The initial terms of the first, second and third classes will expire in 2011, 2012 and 2013, respectively. Beginning at the Fund’s annual meeting in 2011, upon the expiration of their current terms, directors of each class will be elected for three-year terms and until their successors are duly elected and qualify. Each year one class of directors will be elected by the stockholders.

The classified board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of Common Stockholders, instead of one, will generally be required to effect a change in a majority of the Board. The staggered terms of directors may delay, defer or prevent a tender offer or an attempt to change control of the Fund. The Fund believes that classification of the Board will help to assure the continuity and stability of the Fund’s strategies and policies as determined by the Board.

Removal of Directors.  Subject to the rights of holders of Preferred Shares, if any, to elect directors, the Fund’s charter provides that a director may be removed only for cause and only by the affirmative vote of at least 75 % of the votes entitled to be cast in the election of directors. This provision, when coupled with the provisions in the Fund’s charter and Bylaws authorizing only the Board to fill vacant directorships, precludes Common Stockholders from removing incumbent directors except for cause and by a substantial affirmative vote and filling the vacancies created by the removal with their own nominees.

Certain Extraordinary Transactions; Amendments to the Fund’s Charter and Bylaws.  Under Maryland law, a Maryland corporation such as the Fund generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may, however, provide in its charter for approval of these matters by a different percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions described below, the Fund’s charter provides for approval of charter amendments by the holders of a majority of the votes entitled to be cast on the matter.

The Fund’s charter provides that the liquidation or dissolution of the Fund, any merger, consolidation, share exchange or sale or exchange of all or substantially all of the assets of the Fund that requires the approval of the Fund’s stockholders under the MGCL, certain transactions between the Fund and any person or group of persons acting together and any person controlling, controlled by or under common control with any such person or member of such group, that may exercise or direct the exercise of 10% or more of the voting power of the Fund, any amendment to the Fund’s charter that would convert the Fund from a closed-end investment company to an open-end investment company or otherwise make the Fund’s Common Shares a redeemable security and any amendment to certain provisions of the Fund’s charter, including the provisions relating to the Fund’s business as a closed-end management investment company and the number, qualifications, classification, election and removal of directors, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least two-thirds of the Fund’s Continuing Directors (defined below) (in addition to approval by the full Board), however, such proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “Continuing Directors” are defined in the Fund’s charter as (i) the Fund’s current Directors (ii) those Directors whose nomination for election by the stockholders or whose election by the Directors to fill vacancies is approved by a majority of Continuing Directors then on the Board and (iii) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors then in office. This provision could make it more difficult for certain extraordinary transactions to be approved if they are opposed by the Continuing Directors, and discourage proxy contests for control of the Fund’s Board by persons wishing to cause such transactions to take place.

The Fund’s charter and Bylaws provide that the Board will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws or to make new Bylaws.

Quorum.  The MGCL provides that the presence of stockholders entitled to cast a majority of all the votes entitled to be cast at a meeting of stockholders constitutes a quorum unless the law or the charter provides otherwise. The Fund’s charter provides that the presence of stockholders entitled to cast a majority of the votes entitled to be cast on a matter (without regard to class) shall constitute a quorum at any meeting of stockholders with respect to that matter. However, the Fund’s charter also provides that with respect to a matter that, under applicable statutes or regulatory requirements or the charter, requires approval by a separate vote of the holders of one or more classes of stock, the presence of the holders of shares entitled to cast a majority of the votes entitled to be cast by each such class on such a matter shall constitute a quorum. The Fund’s charter specifies that the Bylaws may provide otherwise, within a limited range of one-third to two-thirds of the votes entitled to be cast on the matter (without regard to class). Currently, the Fund’s Bylaws provide that the presence of stockholders entitled to cast a majority of all the votes entitled to be cast on a matter at a meeting of stockholders constitutes a quorum. However, because the Bylaws may be amended only by the Board, the Board has the power to specify a quorum requirement other than a majority of the votes entitled to be cast on a matter at the meeting.

Advance Notice of Director Nominations and New Business.  The Fund’s Bylaws provide that, with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by or at the direction of the Board or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of stockholders, only the business specified in the Fund’s notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (i) pursuant to the Fund’s notice of the meeting, (ii) by or at the direction of the Board, or (iii) provided that the Board has determined that directors will be elected at the meeting, by a Common Stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Calling of Special Meetings of Stockholders.  The Fund’s Bylaws provide that special meetings of stockholders may be called by the Fund’s Board and certain of the Fund’s officers. Additionally, the Fund’s Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION TO OPEN-END FUND

The Fund is a closed-end management investment company and, as such, its Common Stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including financial leverage, dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end management investment company may frequently trade at prices lower than net asset value. The Board will monitor the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company, which would require approval by the stockholders. The Fund cannot assure you that its Board will decide to consider, take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end management investment company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would be de-listed from the NYSE. In contrast to a closed-end management investment company, stockholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

Before deciding whether to take any action to convert the Fund to an open-end management investment company, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its stockholders, and market considerations. Based on these considerations, even if the Common Shares should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken. See the SAI under “Repurchase of Common Shares; Tender Offers; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in Common Shares. Unless otherwise noted, the following tax discussion assumes that you are a U.S. stockholder and that you hold the Common Shares as capital assets. You will be a U.S. stockholder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in the Common Shares.

Unless your investment in the shares is made through a tax-exempt entity or tax-deferred retirement account, such as an Individual Retirement Account (“IRA”), you need to be aware of the possible tax consequences when the Fund makes distributions or you sell your Common Shares.

Fund Status

The Fund intends to elect and to qualify annually as a “regulated investment company” under the federal tax laws. To qualify, the Fund must, among other things, satisfy certain requirements relating to the source and nature of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and distributes all of its income, the Fund generally will not pay federal income or excise taxes.

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. While the Fund intends to make quarterly level distributions, it is possible that the Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held your Common Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. Qualified dividends for these taxable years paid by the Fund to non-corporate shareholders may qualify for taxation at the lower tax rates applicable to long-term capital gains, provided that certain conditions are met. Because the Fund primarily intends to invest in equity securities of technology and technology-related companies, which generally do not pay significant amounts of dividends, the Fund does not expect to earn a significant amount of such qualified dividends.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in your Common Shares, and as capital gain thereafter. A distribution will reduce the Fund’s net asset value per Common Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Some of the Fund’s investments and positions may be subject to special tax rules that may change the normal treatment of income, gains and losses recognized by the Fund (for example, the calls written by the Fund on the NASDAQ 100, investments in futures transactions or non-U.S. corporations classified as “passive foreign investment companies”). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund, and may increase the amount of taxes payable by Common Stockholders.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each Common Stockholder’s situation is unique, you should always consult your tax adviser concerning the effect income taxes may have on your individual investment.

The securities in which the Fund invest may not provide complete tax information to the Fund as to the tax character of the dividends distributed by such company (e.g., income, capital gain or return of capital) until after the calendar year end. Consequently, because of such delay, it may be necessary for the Fund to request permission to extend the deadline for the issuance of a Form 1099-DIV until after January 31 or to issue a revised Form 1099-DIV after January 31. Further, the tax treatment of distributions reported on Form 1099-DIV may differ from the characterization of distributions provided at the time the distribution was made.

Taxes on Sales of Shares

When you sell your Common Shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your Common Shares for more than one year, or as a short-term capital gain or loss if you held your Common Shares for one year or less. The ability to deduct capital losses may be limited. However, if you sell your Common Shares on which a long-term capital gain distribution has been received (or on which amounts have been designated as undistributed capital gains) and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent of the long-term capital gain distribution (or amounts designated as undistributed capital gains) with respect to the Common Shares. A loss realized on a sale or exchange of Common Shares of the Fund may be disallowed if other substantially identical shares are acquired within a 61 day period beginning 30 days before and ending 30 days after the date on which the Common Shares are disposed. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. It does not represent a detailed description of the federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, investors in pass-through entities, U.S. stockholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. You may also be subject to state and local taxation on Fund distributions and sales of Common Shares. You are advised to consult your personal tax adviser about the potential tax consequences of an investment in the Common Shares under all applicable tax laws.

UNDERWRITING

Wells Fargo Securities, LLC, UBS Securities LLC and Ameriprise Financial Services, Inc. are acting as the representatives of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of the final Prospectus, each underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of Common Shares set forth opposite the underwriter’s name.

Number of
Underwriters	Common Shares

Wells Fargo Securities, LLC
UBS Securities LLC
Ameriprise Financial Services, Inc.
Raymond James & Associates, Inc.
Janney Montgomery Scott LLC
Oppenheimer & Co. Inc.
RBC Capital Markets Corporation
Stifel, Nicolaus & Company, Incorporated
Robert W. Baird & Co. Incorporated
J.J.B. Hilliard, W.L. Lyons, LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Wedbush Morgan Securities Inc.
Wunderlich Securities, Inc.
Total

The underwriting agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares of Common Shares (other than those covered by the over-allotment option described below) shown above if any of the Common Shares are purchased.

The underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $           per share. The sales load the Fund will pay of $0.90 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and dealers may reallow, a concession not to exceed $           per share on sales to other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before          . The representatives have advised the Fund that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation

The Investment Manager (and not the Fund) has agreed to pay to each of Wells Fargo Securities, LLC and Ameriprise Financial Services, Inc., from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $           and $          , respectively. If the over-allotment option is not exercised, the structuring fee paid to each of Wells Fargo Securities, LLC and Ameriprise Financial Services, Inc. will not exceed     % and     %, respectively, of the gross offering proceeds.

The Investment Manager (and not the Fund) has agreed to pay to UBS Securities LLC, from its own assets, a structuring fee for certain financial advisory services in assisting the Investment Manager in structuring and organizing the Fund in the amount of $          . If the over-allotment option is not exercised, the structuring fee paid to UBS Securities LLC will not exceed     % of the gross offering proceeds.

The Investment Manager (and not the Fund) may also pay certain qualifying underwriters a sales incentive fee or additional compensation in connection with the offering.

The total amount of the underwriters’ additional compensation payments by the Investment Manager described above will not exceed 4.5% of the total public offering price of the Common Shares offered hereby. The sum total of all compensation to the underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation or structuring or sales incentive fee payments to the underwriters and other expenses, will be limited to not more than 9.0% of the total public offering price of the Common Shares sold in this offering.

The Fund has granted to the underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to           additional Common Shares at the public offering price less the sales load. The underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional Common Shares approximately proportionate to that underwriter’s initial purchase commitment.

The Fund and the Investment Manager have agreed that, for a period of 180 days from the date of this Prospectus, the Fund will not, without the prior written consent of Wells Fargo Securities, LLC, on behalf of the underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided that the Fund may issue and sell Common Shares pursuant to the Fund’s Dividend Investment Plan.

To meet the NYSE distribution requirements for trading, the underwriters have undertaken to sell Common Shares in a manner such that Common Shares are held by a minimum of 400 beneficial owners in lots of 100 or more, the minimum stock price will be at least $4.00 at the time of listing on the NYSE, at least 1,100,000 Common Shares will be publicly held in the United States and the aggregate market value of publicly held shares in the United States will be at least $60 million. It is anticipated that the Common Shares will be approved for listing on the NYSE, subject to notice of issuance, under the symbol “STK.”

The following table shows the sales load that the Fund will pay to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares of Common Shares.

	Paid by Fund
	No Exercise		Full Exercise

Per Common Share		$0.90		$0.90
Total	$		$

The Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any underwriter. This Prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Wells Fargo Securities, LLC, on behalf of itself and the other underwriters, may purchase and sell the Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of

Common Shares made in an amount up to the number of Common Shares represented by the underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The underwriters may also make “naked” short sales of Common Shares in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the New York Stock Exchange or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

A Prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. Other than this Prospectus in electronic format, the information on any such underwriter’s website is not part of this Prospectus. The representatives may agree to allocate a number of Common Shares to underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund anticipates that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

Certain underwriters may, from time to time, engage in transactions with or perform services for the Investment Manager and their affiliates in the ordinary course of business.

Prior to the public offering of Common Shares, the Investment Manager or an affiliate will purchase Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of Wells Fargo Securities, LLC is 375 Park Avenue, New York, New York 10152. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171. The principal business address of Ameriprise Financial Services, Inc. is 707 2nd Avenue South, Minneapolis, Minnesota 55402.

CUSTODIAN

JPMorgan Chase Bank, N.A. will serve as custodian of the Fund’s assets. The custodian performs custodial, fund accounting and portfolio accounting services.

ADMINISTRATIVE SERVICES AGENT

Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Fund. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under “Other expenses” in the fees table.

TRANSFER AGENT, STOCKHOLDER SERVICE AGENT AND DIVIDEND PAYING AGENT

American Stock Transfer & Trust Company, LLC acts as the transfer agent, stockholder service agent and dividend paying agent and performs certain recordkeeping functions for the Fund, maintains the records of stockholder accounts and furnishes dividend paying and related services.

BOARD SERVICES CORPORATION

The Fund, as well as the other funds in the RiverSource Family of Funds, have an agreement with Board Services Corporation (“Board Services”) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, Minnesota 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

LEGAL OPINIONS AND EXPERTS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Clifford Chance US LLP, New York, New York, and for the underwriters by Simpson Thacher & Bartlett LLP. Clifford Chance US LLP and Simpson Thacher & Bartlett LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland. Ernst & Young LLP, an independent registered public accounting firm, provides auditing and tax services to the Fund.

TABLE OF CONTENTS OF THE STATEMENT
OF ADDITIONAL INFORMATION

Investment Strategies and Risks	1
Management of the Fund	22
Portfolio Managers	32
Securities Transactions	34
Certain Provisions of the Fund’s Charter and Bylaws	36
Repurchase of Common Shares; Tender Offers; Conversion to Open-End Fund	39
Tax Matters	40
Tax Consequences of Certain Investments	43
Report to Stockholders	44
Custodian	45
Administrative Services Agent	45
Board Services Corporation	46
Transfer Agent, Stockholder Service Agent and Dividend Paying Agent	47
Independent Registered Public Accounting Firm	47
Counsel	47
Other Matters	48
Registration Statement	50
Report of Independent Registered Public Accounting Firm	51
Appendix A Ratings of Corporate Bonds and Commercial Paper	A-1

UNTIL          , 2009 (25 DAYS AFTER THE DATE OF THIS PROSPECTUS), ALL DEALERS THAT BUY, SELL OR TRADE THE COMMON SHARES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS’ OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

           SHARES

SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.

COMMON SHARES

PROSPECTUS

Wells Fargo Securities
UBS Investment Bank
Ameriprise Financial Services, Inc.
Raymond James
Janney Montgomery Scott
Oppenheimer & Co.
RBC Capital Markets
Stifel Nicolaus
Robert W. Baird & Co.
J.J.B. Hilliard, W.L. Lyons, LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Wedbush Morgan Securities Inc.
Wunderlich Securities

          , 2009

The information in this Statement of Additional Information is not complete and may be changed. Seligman Premium Technology Growth Fund, Inc. (the “Fund”) may not sell securities until a registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities, and the Fund is not soliciting an offer to buy securities in any state where the offer or sale is not permitted.
Subject to Completion, dated October 23, 2009
SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.
STATEMENT OF ADDITIONAL INFORMATION
     Seligman Premium Technology Growth Fund, Inc. (the “Fund”) is a newly organized, non-diversified closed-end management investment company. The Fund was organized as a corporation on September 2, 2009 pursuant to the Articles of Incorporation governed by the laws of the State of Maryland. The Fund’s investment manager is RiverSource Investments, LLC (“RiverSource Investments” or the “Investment Manager”).
     This Statement of Additional Information dated ___ (“SAI”) relating to shares of common stock of the Fund (“Common Shares”) is not a prospectus, and should be read in conjunction with the Fund’s prospectus relating to the Common Shares dated ___, 2009 (“Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. You can obtain a free copy of the Prospectus by calling 1-800-221-2450. You may also obtain a copy of the Prospectus on the web site (www.sec.gov) of the Securities and Exchange Commission (“SEC”). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.
     No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus and this SAI do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

-i-

INVESTMENT STRATEGIES AND RISKS
The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s investment strategies, are set forth in the Prospectus. The following information regarding the Fund’s investment strategies and risks supplements the information contained in the Fund’s Prospectus.
ACCESS TRADES AND THEIR RISKS. The Fund may participate in access trades. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, the Fund bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when it is deemed advantageous to do so.
AGENCY AND GOVERNMENT SECURITIES AND THEIR RISKS. The U.S. government, its agencies and instrumentalities, and government-sponsored enterprises issue many different types of securities, which the Fund may invest in. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or instrumentalities or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). On September 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed the FHLMC and FNMA into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate the enterprises until they are stabilized. Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also “Debt Obligations.”) Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.
BORROWING AND RELATED RISKS. Although the Fund does not currently anticipate borrowing money, the Fund is authorized to borrow money. If the Fund borrows money, its net asset value per share may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund’s net asset value (NAV), and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.
To the extent the Fund borrows money for investment purposes, which is commonly referred to as “leveraging,” the Fund’s exposure to fluctuations in the prices of its assets will be increased as compared to the Fund’s exposure if the Fund did not borrow money. The Fund’s borrowing activities will exaggerate any increase or decrease in the NAV of the Fund’s Common Shares. In addition, the interest which the Fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the Fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing. Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing money include Inflation Risk.

CASH/MONEY MARKET INSTRUMENTS AND THEIR RISKS. The Fund may invest in cash/money market instruments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers’ acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 (the “1934 Act”) and with commercial banks. (See also risks of “Commercial Paper,” “Debt Obligations,” and “Repurchase Agreements.”) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.
Bankers’ acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed “accepted” when a bank guarantees their payment at maturity.
Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.
The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund or any other money market fund established for the exclusive use of the RiverSource, RiverSource Partners, Threadneedle and Seligman funds (“RiverSource Family of Funds”) and other institutional clients of RiverSource Investments.
Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include Credit Risk and Inflation Risk.
COMMERCIAL PAPER AND THEIR RISKS. The Fund may invest in commercial paper. Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also “Debt Obligations” and “Illiquid and Restricted Securities.”) Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include Credit Risk and Liquidity Risk.
COMMON STOCKS AND THEIR RISKS. The Fund may invest in common stock of public companies. Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.
The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.
An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes to investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting an issuer occurs. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include Issuer Risk, Market Risk and Small- and Mid-Sized Company Risk.
CORPORATE BONDS AND THEIR RISKS. The Fund may invest in corporate bonds. Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also “Debt Obligations” and “High-

Yield Debt Securities (Junk Bonds) And Their Risks.”) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as “debentures.” Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.
COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the Fund purchases unrated securities, or if the rating of a security is reduced after purchase, the Fund will depend on the Investment Manager’s analysis of credit risk more heavily than usual.
DEBT OBLIGATIONS AND THEIR RISKS. The Fund may invest in debt obligations. Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or “call” a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.
The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.
In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.
As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and repayment of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also “Agency and Government Securities,” “Corporate Bonds,” and “High-Yield Debt Securities (Junk Bonds) And Their Risks.”)
Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.
All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require the sale of such a security by the Fund, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, the Fund will attempt to use comparable ratings as standards for selecting investments.
Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEPOSITARY RECEIPTS AND THEIR RISKS. The Fund may invest in depositary receipts. Some foreign securities are traded in the form of American Depositary Receipts (ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also “Common Stock” and “Foreign and Emerging Markets Securities.”) Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include Foreign Securities Risk and Investment Risk.
DELAYED DELIVERY SECURITIES AND THEIR RISKS. The Fund may purchase or sell securities for delayed delivery, i.e., for issuance or delivery to or by the Fund later than a normal settlement date for such securities at a stated price and yield. The Fund generally would not pay for such securities or start earning interest on them until they are received. When the Fund undertakes a delayed delivery obligation, however, it immediately assumes the risks of ownership, including the risks of price fluctuation. Failure of the issuer to deliver a security purchased by the Fund on a delayed delivery basis may result in the Fund’s incurring a loss or missing an opportunity to make an alternative investment. The Fund’s delayed delivery purchase commitments could cause its net asset value per share to be more volatile. The Fund may sell the right to acquire the security prior to delivery if the Investment Manager deems it advantageous to do so, which may result in a gain or loss to the Fund.
DERIVATIVES INSTRUMENTS AND THEIR RISKS. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. The Fund may use derivative instruments to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.
Options and forward contracts are considered to be the basic “building blocks” of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as “futures contracts.” Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.
Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees to sell the security at the set price when the buyer wants to exercise the option at a certain time as provided in the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price at a certain time as provided in the option. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option at a certain time as provided in the option, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.
The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.
When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.
One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.
Options on many securities are listed on options exchanges. When the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the mean of the last bid and ask prices.
Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.
Futures Contracts. The Fund may invest in futures contracts. A futures contract is a sales contract between a buyer (holding the “long” position) and a seller (holding the “short” position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.
Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract’s value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.
Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.
The Fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a registered investment company such as the Fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.
Options on Futures Contracts. The Fund may invest in options on futures contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.
One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor’s obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.
Options on Indexes. The Fund may invest in options on indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. The Fund when exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.
Currency Options. The Fund may invest in currency options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike rate) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.
Tax and Accounting Treatment. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.
The Internal Revenue Service (IRS) has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.
Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund’s agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last quoted sales price on their primary exchange.
Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Investment Manager’s ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.
Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, an imperfect correlation between the price movements of the two instruments will result in changes in the market value of the combined position (the derivative instrument plus the position being hedged). With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.
Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.
Another risk is caused by the legal unenforceability of a party’s obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products. (See also “Foreign Currency Transactions.”)
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivative instruments in which the Fund invests will typically increase the Fund’s exposure to its principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.
Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.
Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.
Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains. There is no guarantee that a hedging strategy will eliminate the risk which the hedging strategy is intended to offset, which may lead to losses within the Fund.
Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.
Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the Investment Manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity. Derivative instruments which are not traded on an exchange, including, but not limited to, forward contracts, swaps, and over-the-counter options may have liquidity risk.
Certain derivatives have the potential for unlimited losses regardless of the size of the initial investment.
DIVERSIFICATION RISK. The Fund is a non-diversified fund. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund’s performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.
EXCHANGE-TRADED FUNDS AND THEIR RISKS. The Fund may invest in exchange-traded funds (“ETFs”). ETFs are traded on an exchange like individual stocks, but they generally represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions.
An ETF’s share price may not track its specified market index and may trade below its net asset value (i.e., at a discount). ETFs generally use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. An active secondary market in an ETF’s shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of shares of the ETF. See also “Investments in Other Investment Companies and Related Risks.”
FOREIGN CURRENCY TRANSACTIONS AND THEIR RISKS. Investments in foreign countries usually involve currencies of foreign countries. In addition, the Fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of the Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, the Fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing the Fund’s NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.
Spot Rates and Derivative Instruments. The Fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also “Derivative Instruments.”) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.
The Fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.
The Fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, the Fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.
The Fund may enter into forward contracts when management of the Fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, the Fund may seek to hedge the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.
This method of protecting the value of the Fund’s securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

The Fund may also enter into forward contracts when the Investment Manager believes the currency of a particular country will increase in value relative to another currency. The Fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.
The Fund may designate cash or securities in an amount equal to the value of the Fund’s total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the Fund’s commitments on such contracts.
At maturity of a forward contract, the Fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.
If the Fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.
Although the Fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and stockholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.
Options on Foreign Currencies. The Fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, the Fund may buy put options on the foreign currency. If the value of the currency does decline, the Fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.
Conversely, where a change in the dollar value of a currency would increase the cost of securities the Fund plans to buy, or where the Fund would benefit from increased exposure to the currency, the Fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.
As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.
The Fund may write options on foreign currencies for the same types of purposes. For example, when the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.
Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, the Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the Fund to hedge the increased cost up to the amount of the premium.
As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.
All options written on foreign currencies will be covered. An option written on foreign currencies is covered if the Fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.
Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.
Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.
The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.
Foreign Currency Futures and Related Options. The Fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. The Fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.
Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer’s creditworthiness deteriorates. Because the value of the Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of the Fund’s investments denominated in that currency over time.
The Fund will hold securities or other options or futures positions whose values are expected to offset its foreign currency obligations. The Fund would not enter into a foreign currency option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and securities with a value sufficient to cover its potential obligations. (See also “Derivative Instruments” and “Foreign and Emerging Markets Securities.”) Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk and Liquidity Risk.

FOREIGN GOVERNMENT OBLIGATIONS AND THEIR RISKS. The Fund may invest in debt securities issued by foreign governments, which are sovereign debt obligations. By investing in debt obligations of governmental entities, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a particular country may affect the willingness of a particular government to make or provide for timely payments of its debt obligations. The country’s economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government’s ability to honor its obligations.
In addition, the Fund’s investment in debt obligations of supranational entities is subject to the additional risk that one or more member governments may fail to make required capital contributions to a particular supranational entity and, as a result, such supranational entity may be unable to meet its obligations with respect to its debt obligations held by the Fund.
With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt in a timely basis that led to defaults and the restructuring of certain indebtedness.
FOREIGN AND EMERGING MARKETS SECURITIES AND THEIR RISKS. Foreign securities are securities of issuers organized outside the United States. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to country risk, currency risk, custody risk, and emerging markets risk, each as described below:
Country risk includes the risks associated with the political, economic, social and other conditions of a foreign country. These conditions include lack of publicly available information and less government oversight and regulation of business and industry practices of stock exchanges, brokers and listed companies than in the U.S. (including lack of uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies). In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures). It may be more difficult for an investor’s agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. The introduction of the euro for participating European nations in the Economic and Monetary Union (EU) presents unique risks. The most important is the exposure to the economic, political and social development of the member countries in the EU.
Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.
Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. The inability of the Fund to make intended security purchases due to such problems could cause the Fund to miss attractive investment opportunities. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the risks associated with the dramatic pace of change (economic, social and political) in these countries as well as the other considerations listed above. These markets, which may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities, are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.
HIGH-YIELD DEBT SECURITIES (JUNK BONDS) AND THEIR RISKS. The Fund may invest in high yield (high-risk) debt securities, sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy of the issuer. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. (See also “Debt Obligations.”)
All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.
Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.
ILLIQUID AND RESTRICTED SECURITIES AND THEIR RISKS. Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell the investment promptly and at an acceptable price.
In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities, the Investment Manager, under guidelines established by the Fund’s Board of Directors (the “Board”), will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades. Although one or more of the other risks described in this SAI may apply, the largest risk associated with illiquid and restricted securities is Liquidity Risk.
INFLATION RISK. Inflation risk is the risk that the value of the Fund’s holdings or its distribution will decrease as inflation shrinks the purchasing power of the U.S. dollar. Inflation causes money to decrease in value at some rate, and does so whether the money is invested or not.
INITIAL PUBLIC OFFERINGS (IPOs) AND THEIR RISKS. The Fund may invest in IPOs. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.
To the extent the Fund determines to invest in IPOs, it may not be able to invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. If the Fund sells its investments in IPOs within 12 months of purchase, this may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income. Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include Small- and Mid-Sized Company Risk.
INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall, and vice versa. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.
INVESTMENTS IN OTHER INVESTMENT COMPANIES AND RELATED RISKS. The Fund may invest in securities of other investment companies, such as, among others, exchange-traded funds, subject to limitations imposed by the Investment Company Act and exemptive orders issued by the SEC. The shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies requires the payment of sales loads and (in the case of closed-end investment companies) sometimes substantial premiums above the value of such companies’ portfolio securities or net asset values. The Fund would continue, at the same time, to pay its own management fees and expenses with respect to all of its investments, including shares of other investment companies. Although one or more of the other risks described in this SAI may apply, the largest risk associated with the securities of other investment companies is Market Risk.
ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.
LENDING OF PORTFOLIO SECURITIES AND RELATED RISKS. To generate additional income, the Fund may lend up to one-third of the value of its Managed Assets to broker-dealers, banks or other institutional borrowers of securities. JPMorgan Chase Bank, N.A. serves as lending agent (the “Lending Agent”) to the funds in the RiverSource Family of Funds, which includes the Fund, pursuant to a securities lending agreement (the “Securities Lending Agreement”) approved by the Board.

Under the Securities Lending Agreement, the Lending Agent loans securities to approved borrowers pursuant to borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities. Collateral may consist of cash, securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”) or such other collateral as may be approved by the Board. For loans secured by cash, the Fund retains the interest earned on cash collateral investments, but is required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the Lending Agent on behalf of the Fund. If the market value of the loaned securities goes up, the Lending Agent will request additional collateral from the borrower. If the market value of the loaned securities goes down, the borrower may request that some collateral be returned. During the existence of the loan, the lender will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts.
Loans are subject to termination by the Fund or a borrower at any time. The Fund may choose to terminate a loan in order to vote in a proxy solicitation if the Fund has knowledge of a material event to be voted on that would affect the Fund’s investment in the loaned security.
Securities lending involves Counterparty Risk (as described above), including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. Counterparty risk also includes a potential loss of rights in the collateral if the borrower or the Lending Agent defaults or fails financially. This risk is increased if the Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers the Fund may use and the Fund may lend securities to only one or a small group of borrowers. Funds participating in securities lending also bear the risk of loss in connection with investments of cash collateral received from the borrowers. Cash collateral is invested in accordance with investment guidelines contained in the Securities Lending Agreement and approved by the Board. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. The Lending Agent will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due, but such indemnification does not extend to losses associated with declines in the value of cash collateral investments.
LEVERAGE RISK. Leverage occurs when the Fund increases its assets available for investment by issuing shares of preferred stock (“Preferred Shares”) or using borrowings, short sales, derivatives, or similar instruments or techniques. The Fund does not currently anticipate issuing Preferred Shares or borrowing money. Due to the fact that short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The use of leverage may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. The Fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the Fund’s overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.
LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.
MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small- and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth securities, may cause the Fund to underperform other funds if that style falls out of favor with the market.
PORTFOLIO TRADING AND TURNOVER RISKS. Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates, securities markets and for other reasons. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Investment Manager believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such security, as compared with other securities of like quality and characteristics. The Fund may also engage in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, or to recognize a gain.
A change in the securities held by the Fund is known as “portfolio turnover.” The Fund is managed without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Trading in debt obligations does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. The higher the rate of portfolio turnover of the Fund, the higher the transaction costs borne by the Fund generally will be. Transactions in the Fund’s portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to stockholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.
PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the Fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund’s investments are locked in at a lower rate for a longer period of time.
REINVESTMENT RISK. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.
REPURCHASE AGREEMENTS AND THEIR RISKS. Repurchase agreements may be entered into with banks or securities dealers or their affiliates. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser’s ability to dispose of the underlying securities.
Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Although one or more of the other risks described in this SAI may apply, the largest risk associated with repurchase agreements is Credit Risk.
REVERSE REPURCHASE AGREEMENTS AND THEIR RISKS. In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing.
Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase the securities. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include Credit Risk and Interest Rate Risk. See also “Derivative Instruments and their Risks.”
SECTOR RISK. Investments that are concentrated in a particular issuer, industry, geographic region or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.
SMALL- AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience and competitive strengths of larger companies. Additionally, in many instances, the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies. In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.
STRUCTURED INVESTMENTS AND THEIR RISKS. The Fund may invest in structured investments. A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result, a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security. Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include Credit Risk and Liquidity Risk.
SWAP AGREEMENTS AND THEIR RISKS. The Fund may engage in swap agreements. Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party’s investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of the Fund’s investments and its NAV.
Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. The Fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the Investment Manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization  at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, the Fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.
Swap agreements are usually entered into without an upfront payment because the value of each party’s position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.
Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.
Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.
Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the “premium”) of the option. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.
Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.
Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party. One party, the protection buyer, makes payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. The Fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, the Fund could use credit default swaps as a way of increasing investment exposure to a particular issuer’s bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, the Fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.
Credit default swap agreements can involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which the Fund is the buyer, the Fund will segregate or “earmark” cash or other liquid assets, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which the Fund is the seller, the Fund will segregate or “earmark” cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.
The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses and tax planning different from those associated with stocks, bonds and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include Credit Risk, Liquidity Risk and Market Risk.
WARRANTS TO PURCHASE SECURITIES AND THEIR RISKS. The Fund may invest in warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date. Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include Market Risk.
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS AND THEIR RISKS. When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.
Securities purchased on a when-issued or forward commitment basis are subject to changes in market value based upon investors’ perceptions of the creditworthiness of the issuer and upon changes, real or anticipated, in the level of interest rates. If the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of the Fund’s assets may fluctuate more than would otherwise be the case. Purchasing a security on a when-issued or forward commitment basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. Sales of securities held by the Fund in order to meet obligations resulting from when-issued or forward commitment securities carries with it a greater potential for the realization of capital gain or loss. Although one or more of the other risks described in this SAI may apply, the largest risk associated with when-issued securities and forward commitments is Credit Risk.
OTHER INVESTMENT MANAGEMENT TECHNIQUES. The Fund may, subject to the approval of the Fund’s Board, use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, such as interest rate transactions, options, futures, swaps and other derivatives transactions, as described above. Strategic transactions will be entered into to seek to manage the risks of the Fund’s portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic transactions involve risks, including: (1) that the loss on the strategic transaction position may be larger than the gain in the portfolio position being hedged and (2) that the derivative instruments used in strategic transactions may not be liquid and may require the Fund to pay additional amounts of money. Successful use of strategic transactions depends on the Investment Manager’s ability to predict correctly market movements, which cannot be assured. Losses on strategic transactions may reduce the Fund’s net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged.
FUNDAMENTAL RESTRICTIONS
     The Fund is subject to fundamental policies that place restrictions on certain types of investments. The Fund’s fundamental policies cannot be changed except by vote of a majority of its outstanding voting securities. Under these policies, the Fund may not:
•	Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time, and except this shall not prevent the Fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities;

•	Issue senior securities or borrow money, except as permitted by the Investment Company Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•	Make loans, except as permitted by the Investment Company Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•	Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 (the “Securities Act”) in disposing of a portfolio security or in connection with investments in other investment companies;

•	Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts; and

•	Invest 25% or more of its Managed Assets (as defined below), at market value, in the securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its Managed Assets in technology and technology-related stocks (in which the Fund intends to concentrate) and may invest without limit in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or government-sponsored enterprises, as described in the Prospectus, which may be amended from time to time.

     “Managed Assets” means the net asset value of the Fund's outstanding Common Shares plus any liquidation preference of any issued and outstanding Preferred Shares and the principal amount of any borrowings used for leverage.
     The Fund’s fundamental policies set forth above prohibit transactions “except as permitted by the Investment Company Act or any rule thereunder, any Securities and Exchange Commission (the “SEC”) or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.” The following discussion explains the flexibility that the Fund gains from these exceptions.
     Issuing senior securities — A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company’s common stock with respect to the same earnings or assets. The Investment Company Act limits the ability of a closed-end fund to issue senior securities, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the Fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows the Fund to operate in reliance upon these staff interpretations.
     Borrowing money — The Investment Company Act permits the Fund to borrow up to 33 1/3% of its Managed Assets, plus an additional 5% of its Managed Assets for temporary purposes.
     Making loans — The Investment Company Act generally prohibits the Fund from making loans to affiliated persons but does not otherwise restrict the Fund’s ability to make loans.
     Under the Investment Company Act, the Fund’s fundamental policies may not be changed without the approval of the holders of a “majority of the outstanding” Common Shares and, if issued, Preferred Shares voting together as a single class, and of the holders of a “majority of the outstanding” Preferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means the lesser of: (i) 67% or more of the shares present at a stockholder meeting, if the holders of more than 50% of the outstanding shares are present at the meeting or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.
     The Fund’s investment objectives are nonfundamental, and may be changed by the Fund’s Board without approval of the Fund’s holders of Common Shares (“Common Stockholders”). However, the Fund will provide stockholders at least 60 days notice of any change to its investment objectives.
     Under the Investment Company Act, the Fund also may not change its principal investment strategy of investing at least 80% of its Managed Assets in a portfolio of equity securities of technology and technology-related companies and its policy with respect to the use of the Rules-based Option Strategy (as defined in the Fund's prospectus) on a month-to-month basis, without first providing notice to stockholders at least 60 days prior to such change. If the Board were to approve a change to these Fund policies, such a notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: “Important Notice Regarding Change in Investment Policy.” This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to stockholders, such statement will appear either on the notice or on the envelope in which the notice is delivered.
     For temporary defensive purposes in response to adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers’ acceptances, fixed-time deposits or repurchase agreements for such securities, and securities of the U.S. Government and its agencies and instrumentalities, and government-sponsored enterprises, as well as cash and cash equivalents denominated in foreign currencies. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds. During periods when the Fund has taken such a defensive position, it may not be achieving its investment objectives.
PORTFOLIO TURNOVER
     The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition are one year or less are excluded from the calculation. The Fund’s portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

MANAGEMENT OF THE FUND
DIRECTORS AND OFFICERS
     The business and affairs of the Fund are managed under the direction of the Fund’s Board. Subject to the provisions of the Fund’s charter, its Bylaws and Maryland law (where the Fund is organized), all powers of the Fund may be exercised by or under the authority of the Board necessary and convenient to carry out their responsibilities, including the election and removal of the Fund’s officers.
     Stockholders of the Fund elect a Board that oversees the Fund’s operations. The Board annually elects officers who are responsible for day-to-day business decisions based on policies set by the Board. In addition to serving on the Fund’s Board, each Board member serves on the boards of directors/trustees of the other funds in the RiverSource Family of Funds, which consists of 133 funds, including 100 RiverSource funds, RiverSource Partners funds, Threadneedle funds and 33 Seligman funds. The Board is divided into three classes, each of which consists of four Directors. Members of each class typically hold office for a term of 3 years and until their successors are elected and qualify or until he or she reaches the mandatory retirement age established by the Board. The term of one class expires in each year.
     The table below lists the names of the Directors of the Fund, their address and age, the position(s) they hold with the Fund, their term of office and length of time served, a description of their principal occupations during the past five years, any other directorships held by the Director and their Fund committee memberships.

INDEPENDENT DIRECTORS(a)

Position with
	Fund	Principal Occupation
	and Length of	During Last	Other	Committee
Name, Address, Age	Time Served	Five Years	Directorships	Memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 55	Board member since October 2009	Chief Justice, Minnesota Supreme Court, 1998-2006; attorney	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Investment Review, Audit

Arne H. Carlson 901 S. Marquette Ave. Minneapolis, MN 55402 Age 75	Board member since October 2009	Chair, RiverSource Funds, 1999-2006; former Governor of Minnesota	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 54	Board member since October 2009	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	Other funds in the RiverSource Family of Funds	Distribution, Investment Review, Audit

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since October 2009	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	Other funds in the RiverSource Family of Funds	Board Governance, Contracts, Investment Review

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 74	Board member since October 2009	Attorney and Consultant	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Executive, Investment Review, Audit

Jeffrey Laikind, CFA 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Board member since October 2009	Former Managing Director, Shikiar Asset Management	American Progressive Insurance; other funds in the RiverSource Family of Funds	Distribution, Executive, Investment Review, Audit

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member and Chair of Board since October 2009	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems); other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since October 2009	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997.	Other funds in the RiverSource Family of Funds	Distribution, Investment Review, Audit

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 57	Board member since October 2009	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 68	Board member since October 2009	Counsel, Lewis & Munday, P.C. (law firm) since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc., (digital imaging); Infinity, Inc. (oil and gas exploration and production); and OGE Energy Corp. (energy and energy services); other funds in the RiverSource Family of Funds	Contracts, Distribution, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 65	Board member since October 2009	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Forester Biotech	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs); other funds in the RiverSource Family of Funds	Contracts, Distribution, Executive, Investment Review
INTERESTED DIRECTORS(a)

Position with
	Fund	Principal Occupation
	and Length of	During Last	Other	Committee
Name, Address, Age	Time Served	Five Years	Directorships	Memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 49	Board member since October 2009 and Vice President since September 2009	President — U.S. Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. since 2005; President, Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC since 2001; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006 and of RiverSource Fund Distributors, Inc. since 2008; and Senior Vice President — Chief Investment Officer, Ameriprise Financial, Inc., 2001-2005	Other funds in the RiverSource Family of Funds	None

(a)	“Independent Directors” are those Directors who are not “Interested Persons” (as defined in Section 2(a)(19) of the Investment Company Act), and “Interested Directors” are those Directors who are “Interested Persons” of the Fund.

     The Board has elected officers who are responsible for day-to-day business decisions based on policies it has established. The officers are elected annually and serve at the pleasure of the Board. In addition to Mr. Truscott, who is a Vice President, the other officers are:
FUND OFFICERS

Position With
the Fund and Length Of
Name, Address, Age	Time Served	Principal Occupation During Last Five Years
Patrick T. Bannigan 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 43	President since September 2009
Director and Senior Vice President — Asset Management, Products and Marketing, RiverSource Investments, LLC and Director and Vice President — Asset Management, Products and Marketing, RiverSource Distributors, Inc. since 2006 and of RiverSource Fund Distributors, Inc. since 2008; Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004

Michelle M. Keeley 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since September 2009
Executive Vice President — Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC since 2006, Vice President — Investments, Ameriprise Certificate Company since 2003; Senior Vice President — Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006

Amy K. Johnson 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 43	Vice President since September 2009
Chief Administrative Officer, RiverSource Investments, LLC since 2009; Vice President — Asset Management and Trust Company Services, RiverSource Investments, LLC, Vice President — Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Position With
the Fund and Length Of
Name, Address, Age	Time Served	Principal Occupation During Last Five Years
Scott R. Plummer 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Vice President, General Counsel and Secretary since September 2009	Vice President and Chief Counsel — Asset Management, Ameriprise Financial, Inc. since 2005; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC since 2006, Chief Counsel, RiverSource Fund Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Vice President — Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, US Bancorp Asset Management, 2002-2004

Jeffrey P. Fox 105 Ameriprise Financial Center Minneapolis, MN 55474 Age 54	Treasurer since September 2009	Vice President — Investment Accounting, Ameriprise Financial, Inc. since 2002; Chief Financial Officer, RiverSource Distributors, Inc. since 2006 and RiverSource Fund Distributors, Inc. since 2008

Eleanor T.M. Hoagland 100 Park Avenue, New York, NY 10017 Age 58	Chief Compliance Officer since September 2009	Chief Compliance Officer, RiverSource Investments, LLC, Kenwood Capital Management LLC, Ameriprise Certificate Company, RiverSource Service Corporation since 2009; Chief Compliance Officer for each of the Seligman funds since 2004 and all funds in the RiverSource Family of Funds since 2009; Anti Money Laundering Prevention Officer and Identity Theft Prevention Officer for each of the Seligman funds since 2008; Managing Director, J. & W. Seligman & Co. Incorporated and Vice President of each of the Seligman funds, 2004-2008

Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Money Laundering Prevention Officer since September 2009	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2004; Compliance Director, Ameriprise Financial, Inc., 2004-2008.
     All officers are elected annually by the Fund’s Board and serve at the pleasure of the Board until their successors are elected and qualify or their earlier resignation.
     The Investment Management Services Agreement dated ___, 2009 (the “Management Agreement”) between RiverSource Investments and the Fund was initially approved by the Fund’s Board in respect of the Fund at a meeting held on ___, 2009 and by the sole Common Stockholder on ___, 2009. The Fund’s Board initially approves other contracts with the Investment Manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and stockholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, stockholder services, marketing and the Investment Manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.
COMMITTEES OF THE FUND’S BOARD
     The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Distribution Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Directors who are not “interested persons” of the Fund as that term is defined in the Investment Company Act (i.e., they are independent directors). The table above describing each Director also includes their respective committee memberships. The duties of these committees are described below.
     Mr. Lewis, as Chair of the Board, acts as a point of contact between the independent Directors and the Investment Manager between Board meetings in respect of general matters.
     Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Chair of the Board in relation to furthering the interests of the Fund and other funds in the RiverSource Family of Funds and their shareholders on external matters. The committee, which operates pursuant to a written charter, also reviews candidates for Board membership, including candidates recommended by stockholders.
     To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chair of the Board, RiverSource Family of Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must, in the case of the Fund’s first annual meeting of stockholders, be submitted in writing via first class mail to the attention of the Secretary of the Fund at 50606 Ameriprise Financial Center, Minneapolis, MN 55474 and received on the tenth day following the day on which public announcement of the date of such meeting is first made, and, for subsequent annual meetings of the Fund’s stockholders, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of stockholders. The committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews. Stockholders who wish to submit a candidate for nomination directly to the Fund’s stockholders must follow the procedures described in the Fund’s Bylaws, a copy of which is available at www.seligman.com.
     The committee will consider and evaluate candidates submitted by the nominating stockholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.
     Compliance Committee. This committee supports the Fund’s maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Fund or its key service providers; developing and implementing, in coordination with the Fund’s Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Fund’s CCO to meet with independent Board members on a regular basis to discuss compliance matters.
     Contracts Committee. This committee reviews and oversees the contractual relationships with service providers and receives and analyzes reports covering the level and quality of services provided under contracts with the Fund. It also advises the Board regarding actions taken on these contracts during the annual review process.
     Distribution Committee. This committee reviews and supports product development and related activities to the Fund, and reports to the Board as appropriate.
     Executive Committee. This committee acts for the Board between meetings of the Board.
     Investment Review Committee. This committee reviews and oversees the management of the Fund’s assets and considers investment management policies and strategies, investment performance, risk management techniques and securities trading practices and reports areas of concern to the Board.
     Audit Committee. This committee oversees the accounting and financial reporting processes of the Fund and internal controls over financial reporting and oversees the quality and integrity of the Fund’s financial statements and independent audits, as well as the Fund’s compliance with legal and regulatory requirements relating to the Fund’s accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Fund’s independent registered public accounting firm and reviews and evaluates the qualifications, independence and performance of such firm. This committee operates pursuant to a written charter, a copy of which is available at www.seligman.com.

The members of this committee are “independent” as required by applicable listing standards of the NYSE.
     Since this is the first year of the Fund’s operations, none of the committees held meetings during the last fiscal year.
PROCEDURES FOR COMMUNICATIONS TO THE BOARD
     The Fund’s Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director, a stockholder must send written communications to Board Services Corporation, 901 Marquette Avenue South, Minneapolis, MN 55402, addressed to the Board of Directors of Seligman Premium Technology Growth Fund, Inc. or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director.
BENEFICIAL OWNERSHIP OF SHARES
     For each Director, the following table discloses the dollar range of equity securities beneficially owned by the Director in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Director within the RiverSource Family of Funds (which includes the Fund) as of September 30, 2009:

Aggregate Dollar Range of Shares Owned By
	Dollar Range of Fund Shares	Director/trustee in the Riversource Family
Name	Owned by Director	of Funds(*)

INDEPENDENT DIRECTORS
Kathleen Blatz	None	Over $100,000
Arne H. Carlson	None	Over $100,000
Pamela G. Carlton	None	$50,001 - $100,000
Patricia M. Flynn	None	Over $100,000
Anne P. Jones	None	Over $100,000
Jeffrey Laikind	None	Over $100,000
Stephen R. Lewis, Jr.	None	Over $100,000
John F. Maher	None	Over $100,000
Catherine James Paglia	None	Over $100,000
Leroy C. Richie	None	Over $100,000
Alison Taunton-Rigby	None	Over $100,000

INTERESTED DIRECTOR
William F. Truscott	None	Over $100,000

*	Total includes deferred compensation invested in share equivalents.
     No director who is not an “interested person” of the Fund, nor any family member of such director, owns beneficially or of record any security of the Investment Manager or principal underwriter of the Fund, nor is any such director or any family member of such director a person (other than a registered investment company) directly or indirectly controlling, or controlled by, or under common control with the Investment Manager or principal underwriter of the Fund.
     As of October 22, 2009, the Fund’s officers and Directors as a group owned none of the Fund’s Common Shares.
     As of October 22, 2009, the following persons owned of record the number of Common Shares noted below, representing the indicated percentage of the Fund’s outstanding equity securities as of such date. To the knowledge of the Fund, no other person owned of record or beneficially 5% or more of the Fund’s outstanding equity securities on such date.

		Percentage of the Fund’s
	Number of Common	Outstanding Shares as Of
Shareholder	Shares	October 22, 2009
RiverSource Investments, LLC	5,250	100%

COMPENSATION
     No compensation is paid by the Fund or any fund in the RiverSource Family of Funds to Directors or officers of the Fund or any fund in the RiverSource Family of Funds who are employees of the Investment Manager or its affiliates. Compensation of the other Directors who are not “interested persons” of the Fund, as that term is defined in the Investment Company Act, is estimated as follows for the fiscal year ending December 31, 2009:

			Total Compensation
		Pension or	From Fund And
	Aggregate	Retirement Benefits	Riversource Family
	Compensation	Accrued as Part of	of Funds Paid To
Name	From the Fund(1)	Fund Expenses	Directors(2)
Kathleen Blatz	$128.16	N/A	$38,333.34
Arne H. Carlson	128.16	N/A	38,333.34
Pamela G. Carlton(3)	119.80	N/A	35,833.34
Patricia M. Flynn(3)	119.80	N/A	35,833.34
Anne P. Jones	128.16	N/A	38,333.34
Jeffrey Laikind, CFA	119.80	N/A	35,833.34
Stephen R. Lewis, Jr.(3)	222.89	N/A	66,666.66
John F. Maher(3)	119.80	N/A	35,833.34
Catherine James Paglia	128.16	N/A	38,333.34
Leroy C. Richie	119.80	N/A	35,833.34
Alison Taunton-Rigby	119.80	N/A	35,833.34

(1)	Since the Fund has not completed its first full fiscal year, compensation is estimated based upon future payments to be made by the Fund during the current fiscal year and upon estimated relative Managed Assets of $250,000,000.

(2)	At October 15, 2009, the Directors had oversight responsibilities for 133 investment companies, including the Fund.

(3)	Ms. Carlton, Ms. Flynn, Mr. Lewis and Mr. Maher elected to defer a portion of the total compensation payable during the period in the amount of $14,333.14, $10,750, $10,000 and $35,833.34, respectively.
     The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other fund complexes of comparable size. In determining the compensation paid to the Chair, the independent Board members take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Fund’s CCO, counsel to the independent Board members, and the Fund’s service providers) which result in a significantly greater time commitment required of the Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.
     The independent Board members are paid an annual retainer of $95,000. Committee and subcommittee chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special meetings conducted by telephone. The Board’s Chair will receive total annual cash compensation of $400,000. The fees payable to the Chair as well as the other fees described above that are payable to the other independent directors are the aggregate fees paid by all of the funds (other than any fund of funds) in the RiverSource Family of Funds, including the Fund. These fees are accrued monthly based upon the relative net assets (or Managed Assets, as the case may be) of these funds.
     The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the “Deferred Plan”). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource Family of Funds, and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “IRC”). It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on the Fund’s assets and liabilities.

CODE OF ETHICS
     The funds in the RiverSource Family of Funds (which includes the Fund) and RiverSource Investments have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the Investment Company Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated person of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstances under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.
     Copies of the Codes are on public file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Copies of the Codes are also available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of the Codes may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.
PROXY VOTING
GENERAL GUIDELINES, POLICIES AND PROCEDURES
     The funds in the RiverSource Family of Funds, which include the Fund, uphold a long tradition of supporting sound and principled corporate governance. For over 30 years, the boards of directors/trustees of the RiverSource Family of Funds, which consists of a majority of independent Board members, has determined policies and voted proxies. RiverSource Investments, and the funds’ administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.
GENERAL GUIDELINES
     CORPORATE GOVERNANCE MATTERS — The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:
•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•	In a routine election of directors, the Board will generally vote with management’s recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

•	The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

•	Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.
     SHAREHOLDER RIGHTS PLANS — The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company’s board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.
     AUDITORS — The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.
     STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES — The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively.
     The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.
     SOCIAL AND CORPORATE POLICY ISSUES — The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors.
POLICIES AND PROCEDURES
     The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund’s shareholders and those of the funds’ principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.
     The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the Investment Manager relies on its own investment personnel (or the investment personnel of a fund’s subadviser(s)) and information obtained from an independent research firm. The Investment Manager makes the recommendation in writing. The process requires that Board members who are independent from the Investment Manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.
     On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.
     The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a fund votes against management’s recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).
     VOTING IN COUNTRIES OUTSIDE THE UNITED STATES (NON-U.S. COUNTRIES) — Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.
     SECURITIES ON LOAN — The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds’ administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds’ ownership position is more significant, the Board has established a guideline to direct the funds’ administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.
     INVESTMENT IN AFFILIATED FUNDS — Certain funds may invest in shares of other funds in the RiverSource Family of Funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.
     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge through www.seligman.com or (ii) on the SEC’s website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.
THE INVESTMENT MANAGER
     RiverSource Investments, LLC is the investment manager of the Fund. See “Management of the Fund” in the Prospectus.

     RiverSource Investments, 50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the RiverSource Family of Funds, which includes the “RiverSource” funds, “RiverSource Partners” funds, “Threadneedle” funds and the “Seligman” funds, and is a wholly owned subsidiary of Ameriprise Financial. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management and institutional trust and custody, as well as other investment products.
     The Management Agreement between RiverSource Investments and the Fund was initially approved by the Fund’s Board in respect of the Fund at a meeting held on ___, 2009 and by the Fund’s sole Common Stockholder on ___, 2009. The Management Agreement provides that it is effective on ___, 2009 and shall continue in full force and effect until ___, 2011, and from year to year thereafter if such continuance is approved in the manner required by the Investment Company Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of Directors who are not parties to the Management Agreement or interested persons of any such party). The Management Agreement may be terminated by either the Fund or RiverSource Investments at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting shares of the Fund. The Management Agreement will terminate automatically in the event of its assignment, as such term is defined in the Investment Company Act.
     Except for bad faith, intentional misconduct or negligence in regard to the performance of its duties under the Management Agreement, neither RiverSource Investments, nor any of its respective directors, officers, partners, principals, employees or agents will be liable for any acts or omissions or for any loss suffered by the Fund or its stockholders or creditors. Each of RiverSource Investments, and its respective directors, officers, partners, principals, employees and agents, will be entitled to rely, and will be protected from liability in reasonably relying, upon any information or instructions furnished to it (or any of them as individuals) by the Fund or its agents which is believed in good faith to be accurate and reliable. RiverSource Investments does not warrant any rate of return, market value or performance of any assets in the Fund. Notwithstanding the foregoing, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, the Fund does not waive any right which it may have under such laws or regulations.
     The Fund pays RiverSource Investments a fee for managing its assets. Subject to Board approval, the fee to be paid to RiverSource Investments is equal to an annual rate of 1.00% of the Fund’s average daily Managed Assets, as disclosed in the fee table in the Prospectus. Under the Management Agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the Investment Manager or its affiliates; corporate filing fees; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the Board.
ADMINISTRATIVE SERVICES AGENT
     Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years.
     Ameriprise Financial provides certain services to the Fund, including administrative, accounting, treasury and other services, and charges the Fund a fee for providing such services, which, subject to Board approval, is 0.06% of the Fund’s average daily Managed Assets.
     An estimate of the Fund’s administrative services fees for the current fiscal year is included in the Fund’s “Other Expenses” in the fee table in the Prospectus.
PORTFOLIO MANAGERS
     The following table sets forth certain additional information from that discussed in the Prospectus with respect to the portfolio managers of the Fund. Unless noted otherwise, all information is provided as of September 30, 2009.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS
     Table A below identifies, for each of the portfolio managers, the number of accounts managed (other than the Fund) and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. Table B identifies, for each of the portfolio managers, only those accounts that have an advisory fee based on the performance of the account. For the purposes of the tables below, each series or portfolio of a registered investment company is treated as a separate registered investment company. Account information is as of August 31, 2009.
Table A

	Registered Investment	Other Pooled Investment
Portfolio Manager	Companies	Vehicles	Other Accounts
Paul H. Wick	5 Registered Investment Companies with approximately $3.6 billion in net assets under management.	5 Other Pooled Investment Vehicles with approximately $1.5 billion in net assets under management.	6 Other Accounts with approximately $249 million in total assets under management.
Ajay Diwan	5 Registered Investment Companies with approximately $3.6 billion in net assets under management.	5 Other Pooled Investment Vehicles with approximately $1.5 billion in net assets under management.	8 Other Accounts with approximately $251 million in total assets under management.
John K. Schonberg	7 Registered Investment Companies with approximately $1.2 billion in net assets under management.	2 Other Pooled Investment Vehicles with approximately $19.3 million in net assets under management.	7 Other Accounts with approximately $1.1 million in total assets under management.
Table B

	Registered Investment	Other Pooled Investment
Portfolio Manager	Companies	Vehicles	Other Accounts
Paul H. Wick	0 Registered Investment Companies.	3 Other Pooled Investment Vehicles with approximately $1.4 billion in net assets under management.	3 Other Accounts with approximately $245 million in total assets under management.
Ajay Diwan	0 Registered Investment Companies.	3 Other Pooled Investment Vehicles with approximately $1.4 billion in net assets under management.	3 Other Accounts with approximately $2.45 million in total assets under management.
John K. Schonberg	0 Registered Investment Companies.	0 Other Pooled Investment Vehicles.	0 Other Accounts.
COMPENSATION/MATERIAL CONFLICTS OF INTEREST
     Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between the portfolio manager’s management of the Fund’s investments and investments in other accounts.
COMPENSATION
     Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the Fund, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers.
     Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the Investment Manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments.
     RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

CONFLICTS OF INTEREST
     RiverSource Investments portfolio managers may manage one or more funds as well as other types of accounts, including closed-end funds, hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts. RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.
     In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. The Investment Manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the Fund and other client accounts.
SECURITIES OWNERSHIP
     Since the Fund is newly formed, currently, none of the Fund’s portfolio managers beneficially owns shares of the Fund.
SECURITIES TRANSACTIONS
     Subject to policies set by the Board, as well as the terms of the Management Agreement, the Investment Manager is authorized to determine, consistent with the Fund’s investment objectives and policies, which securities will be purchased, held or sold. In determining where the buy and sell orders are to be placed, the Investment Manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.
     The Fund and the Investment Manager each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund. The Fund’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the Investment Manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The Investment Manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.
BROKER-DEALER SELECTION
     In selecting broker-dealers to execute transactions on behalf of the Fund, the Investment Manager will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

     The Board has adopted a policy prohibiting the Investment Manager from considering the sales of the Fund’s Common Shares in the offering as a factor in the selection of broker-dealers through which to execute securities transactions.
     On a periodic basis, the Investment Manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.
COMMISSION DOLLARS
     Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the Fund, the Investment Manager may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in portfolio securities for the Fund.
     The receipt of research and brokerage products and services is used by the Investment Manager, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the Investment Manager in providing advice to multiple RiverSource Investments accounts, including the Fund even though it is not possible to relate the benefits to any particular account or to the Fund.
     On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the Investment Manager to do so, to the extent authorized by law, if the Investment Manager determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the Investment Manager’s overall responsibilities with respect to the Fund and other funds or accounts for which it acts as investment manager.
     As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The Investment Manager has represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.
     The Investment Manager may use step-out transactions. A “step-out” is an arrangement in which the Investment Manager executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The Investment Manager may receive research products and services in connection with step-out transactions.
     Use of Fund commissions may create potential conflicts of interest between the Investment Manager and the Fund. However, the Investment Manager has policies and procedures in place intended to mitigate these conflicts and ensure that the use of Fund commissions falls within the “safe harbor” of Section 28(e) of the 1934 Act. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The Investment Manager, to the extent it has mixed use items, has procedures in place to assure that Fund commissions pay only for the investment decision-making portion of a mixed-use item.

TRADE AGGREGATION AND ALLOCATION
     Generally, orders are processed and executed in the order received. When the Fund buys or sells the same security as another portfolio, fund, or account, the Investment Manager carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the Fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the Investment Manager has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the Fund.
     From time to time, different portfolio managers with the Investment Manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.
     The Investment Manager has portfolio management teams in its Minneapolis and Los Angeles offices that may share research information regarding leveraged loans. The Investment Manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the Investment Manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including the Fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the Investment Manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the Investment Manager does not aggregate orders in leveraged loans across its portfolio management teams in Minneapolis and Los Angeles, it operates in this structure subject to its duty to seek best execution.
BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE INVESTMENT MANAGER
     Affiliates of the Investment Manager may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. The Investment Manager will use an affiliate only if (i) the Investment Manager determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Management Agreement.
     Because the Fund is newly organized and as of the date hereof has not commenced investment operations, it has not paid brokerage commissions during its last fiscal year.
CERTAIN PROVISIONS OF THE FUND’S CHARTER AND BYLAWS
     Certain provisions of the Fund’s charter, including those relating to the election of directors, classification of the Board, removal of directors, the Fund’s ability to engage in certain extraordinary transactions, amendments to the Fund’s charter and Amended and Restated Bylaws (the “Bylaws”), quorum and notice of director nominations and new business are described in the Prospectus. The descriptions below are intended to supplement the disclosure in the Prospectus and, together with the descriptions in the Prospectus, are intended only as a summary and are qualified in their entirety by reference to the full text of the Fund’s charter and Bylaws and Maryland law.

ANTI-TAKEOVER PROVISIONS
     The Fund’s charter includes provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.
     Under Maryland law, a Maryland corporation such as the Fund generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless advised by the Board of Directors and approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. A Maryland corporation may, however, provide in its charter for approval of these matters by a different percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Subject to certain exceptions described below, the Fund’s charter provides for approval of charter amendments by the holders of a majority of the votes entitled to be cast on the matter.
     The Fund’s charter provides that the liquidation or dissolution of the Fund, any merger, consolidation, share exchange or sale or exchange of all or substantially all of the assets of the Fund that requires the approval of the Fund’s stockholders under the Maryland General Corporation Law (“MGCL”), certain transactions between the Fund and any person or group of persons acting together and any person controlling, controlled by or under common control with any such person or member of such group, that may exercise or direct the exercise of 10% or more of the voting power of the Fund, any amendment to the Fund’s charter that would convert the Fund from a closed-end investment company to an open end investment company or otherwise make the Fund’s Common Shares a redeemable security and any amendment to certain provisions of the Fund’s charter, including the provisions relating to the Fund’s business as a closed-end management investment company and the number, qualifications, classification, election and removal of directors, requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least two-thirds of the Fund’s Continuing Directors (in addition to approval by the full Board of Directors), however, such proposal may be approved by the Stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “Continuing Directors” are defined in the Fund’s charter as (i) the Fund’s current Directors, (ii) those Directors whose nomination for election by the Stockholders or whose election by the Directors to fill vacancies is approved by a majority of Continuing Directors then on the Board of Directors and (iii) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors then in office. This provision could make it more difficult for certain extraordinary transactions to be approved if they are opposed by the Continuing Directors, and discourage proxy contests for control of the Fund’s Board by persons wishing to cause such transactions to take place.
     The Fund’s charter and Bylaws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s Bylaws or to make new Bylaws.

NUMBER OF DIRECTORS; VACANCIES
     Together, the Fund’s charter and Bylaws provide that the number of the Fund’s directors may be established only by the Fund’s Board but may not be fewer than one (as required under Maryland law) nor more than 20. The Fund’s charter provides that, subject to any applicable requirements of the Investment Company Act and except as may be provided by the Fund’s Board in setting the terms of any class or series of preferred stock, at such time as the Fund has at least three independent directors and a class of the Fund’s stock is registered under the 1934 Act, the Fund will be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board and, at such time, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies.
CALLING OF SPECIAL MEETINGS OF STOCKHOLDERS
     The Fund’s Bylaws provide that special meetings of stockholders may be called by the Fund’s Board and certain officers. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the Fund upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
LIMITATION OF LIABILITY AND INDEMNIFICATION
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Fund’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

     The Fund’s charter authorizes it, to the maximum extent permitted by Maryland law, to obligate the Fund, and the Fund’s Bylaws so obligate the Fund, to indemnify any present or former Director or officer or any individual who, while a Director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his service in that capacity, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in that capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Fund to indemnify and advance expenses to any individual who served a predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund. In accordance with the Investment Company Act, the Fund will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
     Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     Reference should be made to the Fund’s charter on file with the SEC for the full text of these provisions.
     REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION TO OPEN-END FUND
     The Fund is a closed-end management investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which in turn are affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end management investment company may frequently trade at prices lower than NAV (i.e., at a discount). The Fund’s Board regularly monitors the relationship between the market price and NAV of the Common Shares. If the Common Shares were to trade at a substantial discount to NAV for an extended period of time, the Fund’s Board may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company (or mutual fund). There can be no assurance, however, that the Board will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will actually reduce market discount.
     Notwithstanding the foregoing, if at any time Preferred Shares are outstanding, the Fund may not purchase or otherwise acquire any of its Common Shares unless: (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

     Subject to its investment limitations, the Fund may borrow to finance the repurchase of its Common Shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tender offers will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board would have to comply with the 1934 Act and the Investment Company Act and the rules and regulations thereunder.
     The Fund’s Board may also from time to time consider submitting to the holders of the shares of stock of the Fund a proposal to convert the Fund to an open-end management investment company. In determining whether to exercise its sole discretion to submit this issue to stockholders, the Fund’s Board would consider all factors then relevant, including but not limited to the relationship of the market price of the Common Shares to its NAV, the extent to which the Fund’s capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund’s portfolio and interest and dividend charges on Preferred Shares issued by the Fund, if any, and general market and economic conditions.
     See “Anti-Takeover and Other Provisions of the Maryland General Corporation Law and the Fund’s Charter and Bylaws” in the Prospectus and “Certain Provisions of the Fund’s Charter and Bylaws” in this SAI for a discussion of voting requirements applicable to conversion of the Fund to an open-end management investment company. If the Fund converted to an open-end management investment company, it would be required to redeem all Preferred Shares then outstanding, if any, and the Fund’s Common Shares would be de-listed from the New York Stock Exchange. Holders of common stock of an open-end management investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the Investment Company Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end management investment companies typically engage in a continuous offering of their common stock. These companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Fund’s policies and features, however, have been designed to suit a closed-end structure. Investors should assume, therefore, that it is highly unlikely that the Fund would convert to an open-end management investment company.
     The repurchase by the Fund of its Common Shares at prices below its NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund’s Common Shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s Common Shares may be the subject of repurchase or tender offers at NAV from time to time, or that the Fund may be converted to a mutual fund, may reduce any spread between market price and NAV that might otherwise exist.
     In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s total assets. This would likely have the effect of increasing the Fund’s expenses, which are borne by the Fund’s Common Stockholders. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund’s Prospectus under “Risks—Leverage Risk.”
     Before deciding whether to take any action if the Fund’s Common Shares trade below NAV, the Fund’s Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these and other considerations, even if the Fund’s Common Shares should trade at a discount, the Board may determine that, in the interest of the Fund and its stockholders, no action should be taken.
TAX MATTERS
     Set forth below is a discussion of the material U.S. federal income and excise tax aspects concerning the Fund and the purchase, ownership and disposition of Common Shares. This discussion does not purport to be complete or to deal with all aspects of U.S. federal taxation that may be relevant to U.S. stockholders in light of their particular circumstances. In addition, it does not represent a detailed description of the U.S. federal income tax consequences applicable to stockholders who are subject to special treatment under the U.S. federal income tax laws (including stockholders who are financial institutions, insurance companies, investors in pass-through entities, U.S. stockholders whose “functional currency” is not the United States dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes). In addition, this discussion does not address the application of the U.S. federal alternative minimum tax. Unless otherwise noted, this discussion assumes that you are a U.S. stockholder and hold your Common Shares as capital assets. You will be a U.S. stockholder if you are an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in Common Shares. This discussion is based on present provisions of the IRC and the Treasury regulations promulgated thereunder and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations (possibly with retroactive effect). Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership or disposition of Common Shares, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.
TAXATION OF THE FUND
     The Fund intends to elect to be treated and to qualify each taxable year for treatment as a regulated investment company under the IRC. To qualify for that treatment, the Fund must, among other things:

(a)	derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships (“Income Requirement”);

(b)	distribute with respect to each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gains over net long-term capital losses and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) for that year (“Distribution Requirement”); and

(c)	diversify its holdings so that, at the end of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the issuer’s outstanding voting securities, and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships.
     If the Fund qualifies for treatment as a regulated investment company, it generally will not be subject to federal income tax on income and gains it timely distributes to its stockholders (including Capital Gain Dividends, as defined below). If the Fund failed to qualify for treatment as a regulated investment company for any taxable year, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders, and the stockholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the Fund’s earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.
     To the extent the Fund fails to distribute in a calendar year at least an amount equal to the sum of (1) 98% of its ordinary income for that year plus (2) 98% of its capital gain net income for the one-year period ending October 31 of that year, plus 100% of any retained amount of either from the prior year, it will be subject to a nondeductible 4% excise tax (“Excise Tax”). For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays income tax. A distribution the Fund pays to stockholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to stockholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the Excise Tax.
     If the Fund issues Preferred Shares, then, at any time when Preferred Shares are outstanding, and its assets are insufficient to satisfy certain requirements, it will be required to suspend distributions to the Common Stockholders until such requirements are satisfied. Doing so may prevent the Fund from satisfying the Distribution Requirement and may therefore jeopardize its qualification for treatment as a regulated investment company or cause it to incur an income tax or Excise Tax liability or both.

TAXATION OF THE COMMON STOCKHOLDERS
     DISTRIBUTIONS. As long as the Fund qualifies for treatment as a regulated investment company, distributions it makes to Common Stockholders from its investment company taxable income will be taxable to them as ordinary income to the extent paid out of its current and accumulated earnings and profits. Because the Fund does not expect to receive significant amounts of dividends from the technology and technology-related companies in which it invests, the Fund currently expects that most dividends it pays will not be eligible for the dividends-received deduction available to corporations or the reduced maximum federal income tax rate (currently, 15%) on “qualified dividend income” received by individuals. Distributions of net capital gain that are properly designated as such (“Capital Gain Dividends”) will be taxable to each stockholder as long-term capital gain, regardless of how long the Common Stockholder has held Common Shares. Capital Gain Dividends the Fund pays to individuals with respect to gains it recognizes on sales or exchanges of capital assets in taxable years beginning on or before December 31, 2010, also will be subject to a maximum federal income tax rate of 15%.
     Distributions (including Capital Gain Dividends) will be taxable as described above whether received in cash or reinvested in additional Common Shares through the Dividend Investment Plan. A Common Stockholder whose distributions are so reinvested will be treated as having received a distribution equal to either (1) the fair market value of the newly issued Common Shares or (2) if the Common Shares are trading below their NAV, the amount of cash allocated to the stockholder for the purchase of Common Shares on its behalf in the open market.
     The Fund may lend portfolio securities to institutional investors and, during the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends the borrower receives on the securities. If securities are on loan over their ex-dividend date, the “equivalent” payments will not be treated as qualified dividend income eligible for the reduced tax rate on individuals’ dividends mentioned above.
     Distributions on the Fund’s Common Shares are generally subject to federal income tax as described herein, even though those distributions may economically represent a return of a particular Common Stockholder’s investment. Those distributions are likely to occur in respect of Common Shares purchased when the Fund’s NAV reflects gains that are either unrealized or realized but not distributed or income that is not distributed. Those realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses. Distributions are taxable to a Common Stockholder even if they are paid from income or gains the Fund earned before the Common Stockholder makes an investment (and thus included in the price the Common Stockholder paid).
     If the Fund makes a distribution to a Common Stockholder in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a “return of capital” to the extent of the Common Stockholder’s tax basis in its Common Shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a Common Stockholder’s tax basis in its Common Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Common Stockholder of its Common Shares.
     The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders, who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each stockholder will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his or her shares by an amount equal to the deemed distribution less the tax credit.
     The Fund will notify stockholders annually as to the federal tax status of Fund distributions to them.
     Common Stockholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by the Fund of investment income and short-term capital gains. For distributions with respect to taxable years beginning before January 1, 2010, the Fund is not required to withhold any amounts with respect to distributions to foreign Common Stockholders that are properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” provided that the income would not be subject to federal income tax if earned directly by the foreign Common Stockholder. However, the Fund may withhold on some of these amounts regardless of the fact that it is not required to do so. If such amounts are withheld from payments made to a Common Stockholder, the withheld amounts may be refunded or credited against the Common Stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service (the “IRS”).
     SALE OF SHARES. A Common Stockholder’s sale or other taxable disposition of Common Shares will generally give rise to a taxable gain or loss in an amount equal to the difference between the amount of cash and the fair market value of other property realized and the Common Stockholder’s basis in those shares. In general, any gain or loss realized on a taxable disposition of Common Shares will be treated as long-term capital gain or loss (and thus eligible, in the case of individuals, for the 15% maximum U.S. federal income tax rate on net capital gain, as described above) if the Common Shares have been held for more than 12 months; otherwise, any such gain or loss will be treated as short-term capital gain or loss. However, if a Common Stockholder sells Common Shares at a loss within six months of their purchase, such loss will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends the Common Stockholder received (or the Common Stockholder’s share of any undistributed capital gains designated) with respect to the Common Shares. A loss realized on a sale or exchange of Common Shares of the Fund may be disallowed if other substantially identical shares are acquired within a 61 day period beginning 30 days before and ending 30 days after the date on which the Common Shares are disposed. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.

     From time to time the Fund may make a tender offer for some of its Common Shares. A tender of Common Shares pursuant to such an offer would be a taxable event. If the Fund decides to make a tender offer, the tax consequences thereof will be disclosed in the documents relating to the offer.
     Under promulgated U.S. Treasury regulations, if a Common Stockholder recognizes a loss with respect to shares of $2 million or more in any single taxable year (or $4 million or more in the taxable year in which the loss is recognized and the five succeeding taxable years) for an individual Common Stockholder, or five times those amounts for a corporate Common Stockholder, the Common Stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Common Stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
     A foreign Common Stockholder will generally be exempt from U.S. federal income tax on gains realized on the sale or other disposition of Common Shares, provided such gains are not effectively connected with the foreign Common Stockholder’s conduct of a U.S. trade or business.
     BACKUP WITHHOLDING. The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund’s Common Shares paid to certain holders of the Fund’s Common Shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and make certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a stockholder may be refunded or credited against such stockholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.
TAX CONSEQUENCES OF CERTAIN INVESTMENTS
     HEDGING TRANSACTIONS. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.
     The Fund expects to take the position that the NASDAQ 100 Index call options it sells should be, to the extent that they are exchange listed, treated as “section 1256 contracts” for U.S. federal income tax purposes and will be “marked to market” (i.e., the NASDAQ 100 Index call options will be treated as sold for their fair market value at the end of the Fund’s taxable year). The gain or loss attributable to the NASDAQ 100 Index call options will be treated as 60% long-term and 40% short-term capital gain or loss.
     Certain adverse tax consequences could result if the Fund’s ownership of the stock holdings and sale of the NASDAQ 100 Index call options constituted “straddles” (generally, offsetting positions with respect to personal property) under section 1092 of the IRC. If the straddle rules applied to the Fund’s ownership of the stock holdings and sale of the NASDAQ 100 Index call options, such positions would constitute a mixed straddle (i.e., a straddle consisting of section 1256 contract positions (the NASDAQ 100 Index call options) and non-section 1256 contract positions (the stock holdings) that was not identified as a mixed straddle under section 1092 of the IRC). In such case, the straddle rules would defer recognition of realized losses and require the capitalization of certain interest expense and carrying charges. In addition, the modified short sale rules would apply such that any losses attributable to the non-section 1256 contract position would be treated as 60% long-term and 40% short-term capital losses and any gains on such position would constitute short-term capital gain. Accordingly, this treatment would restrict the Fund’s ability to recognize long-term capital gains from a sale or disposition of the stock holdings. Furthermore, dividends, if any, on the stock holdings would not qualify for the lower rate generally applicable to “qualified dividend income.” It is expected, however, that the stock holdings and the NASDAQ 100 Index call options generally will not be considered a straddle because the Fund’s stock holdings (and any subset thereof) and the NASDAQ 100 Index on which it has outstanding option positions are not expected to overlap sufficiently to cause the option to be treated as a straddle. Therefore, the adverse tax consequences described above generally will not apply. However, there can be no assurance that the Fund’s investments will not constitute straddles. Prospective investors should consult their tax advisers regarding the potential application of the straddle provisions to the Fund.
     Certain other of the Fund’s investment practices are also subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain to higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the timing as to when a purchase or sale of securities is deemed to occur, (6) adversely alter the characterization of certain complex financial transactions and (7) produce income that will not qualify as good income for purposes of the 90% Income Requirement. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a regulated investment company.
     SECURITIES ISSUED OR PURCHASED AT A DISCOUNT. The Fund may acquire zero coupon or other securities issued with original issue discount (“OID”). As a holder of those securities, the Fund must include in gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.
     CURRENCY FLUCTUATIONS. Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
     FOREIGN TAXES. The Fund’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.
* * *
     The foregoing is a general summary of the provisions of the IRC and regulations thereunder currently in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Stockholders are advised to consult their own tax advisers for more detailed information concerning the federal (as well as state, local and foreign) income and other tax consequences of purchasing, holding and disposing of Fund shares.
REPORT TO STOCKHOLDERS
     Stockholders of the Fund will receive, when available, unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent registered public accounting firm for the Fund. The Fund’s statements will show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

CUSTODIAN
     The Fund’s portfolio securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A. (“JPMorgan”). The custodian is permitted to deposit some or all of the Fund’s securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian’s out-of-pocket expenses. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of JPMorgan or in other financial institutions as permitted by law and by the Fund’s custodian agreement.
ADMINISTRATIVE SERVICES AGENT
     Ameriprise Financial, Inc., 50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Fund. These services include administrative, accounting, treasury, and other services. Fees paid by the Fund for these services are included under “Other expenses” in the fees table in the Prospectus.

BOARD SERVICES CORPORATION
     The Fund, as well as the other funds in the RiverSource Family of Funds, has an agreement with Board Services Corporation (“Board Services”) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

TRANSFER AGENT, STOCKHOLDER SERVICE AGENT AND DIVIDEND PAYING AGENT
     American Stock Transfer & Trust Company, LLC acts as the stockholder service agent and dividend paying agent, as well as agent for the Dividend Investment Plan relating to the Common Shares.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Ernst & Young LLP will serve as independent registered public accounting firm for the Fund. Ernst & Young LLP provides audit and tax services for the Fund, as well as the other funds in the RiverSource Family of Funds.
COUNSEL
     Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, will pass upon certain legal matters in connection with shares offered by the Fund and also acts as counsel to the Fund.

OTHER MATTERS
INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS
     In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The Plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the “District Court”). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the “Eighth Circuit”) on Aug. 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.
     In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the SEC and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings and have made regular reports to the RiverSource Family of Funds’ Boards of Directors/Trustees.
     On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (“Seligman”). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the “Seligman Funds”); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).
     In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (which is now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds.

     Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.
     Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
     There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds managed by Ameriprise Financial. Further, although we believe proceedings are not likely to have a material adverse effect on those Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

REGISTRATION STATEMENT
     A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s Prospectus and this SAI are parts of but do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholder of
Seligman Premium Technology Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Seligman Premium Technology Growth Fund, Inc. (the Fund) as of October 14, 2009. This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this financial statement based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Seligman Premium Technology Growth Fund, Inc. at October 14, 2009, in conformity with U.S. generally accepted accounting principles.
Minneapolis, Minnesota
October 20, 2009

SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
October 14, 2009

Assets
Cash	$100,275
Deferred offering costs	500,000

Total assets	600,275

Liabilities
Accrued offering costs	500,000

Total liabilities	500,000

Net assets applicable to outstanding Common Stock	$100,275

Represented by
Common Stock — $.01 par value	$53
Additional paid-in capital	100,222

Total — representing net assets applicable to outstanding Common Stock	$100,275

Shares outstanding	5,250

Net asset value per share of outstanding Common Stock	$19.10

Offering price per share	$20.00

The accompanying Notes to Financial Statement are an integral part of this statement. “See Notes to Financial Statement.”

SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENT
October 14, 2009
1. ORGANIZATION
Seligman Premium Technology Growth Fund, Inc. (the Fund) was organized as a Maryland corporation on Sept. 3, 2009, and has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), the registration of the shares of the Fund’s common stock (“Common Shares”) to be offered to the public under the Securities Act of 1933, as amended, and the sale of 5,250 Common Shares to RiverSource Investments, LLC (the “Investment Manager”). The Fund has one billion authorized Common Shares.
The Fund’s investment objectives are to seek growth of capital and current income. Under normal market conditions, the Fund’s investment program will consist primarily of (1) investing in a portfolio of equity securities of technology and technology-related companies that seeks to exceed the total return, before fees and expenses, of the S&P North America Technology Sector Index® and (2) writing call options on the NASDAQ 100 Index, an unmanaged index that includes the largest and most active nonfinancial domestic and international companies listed on the Nasdaq Stock Market, or its exchange-traded fund equivalent (the “NASDAQ 100”) on a month-to-month basis, with an aggregate notional amount typically ranging from 25% to 90% of the underlying value of the Fund’s holdings of common stock.
Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. The costs of issuing preferred shares and/or a borrowing program would be borne by holders of Common Shares (“Common Stockholders”) and consequently would result in a reduction of net asset value of Common Shares. In addition, the fee paid to the Investment Manager for investment management services will be calculated on the basis of the Fund’s average daily Managed Assets (as defined herein) so the fees will be higher when leverage is utilized.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.
Guarantees and indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.
Federal taxes
The Fund’s intends to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its net investment income and realized capital gains to Common Stockholders. No provision for income or excise taxes is thus required.
3. EXPENSES
Investment management services fees
Under an Investment Management Services Agreement between the Investment Manager and the Fund (the “Management Agreement”), the Investment Manager will determine on behalf of the Fund which securities will be purchased, held or sold. Under the Management Agreement, subject to approval by the Fund’s Board of Directors, the Fund will pay the Investment Manager a management fee, payable on a monthly basis, at an annual rate equal to

1.00% of the Fund’s average daily Managed Assets. “Managed Assets” means the net asset value of the Fund’s outstanding Common Shares plus the liquidation preference of any issued and outstanding preferred stock of the Fund and the principal amount of any borrowings used for leverage.
Administrative services fees
Subject to the Board of Directors’ approval, under an Administrative Services Agreement, the Fund will pay Ameriprise Financial, Inc., the parent company of the Investment Manager, a fee for administration, accounting, treasury and other services at an annual rate equal to 0.06% of the Fund’s average daily Managed Assets.
Organization expenses and offering costs
The Investment Manager has agreed to pay all organization expenses of the Fund.
Based on an estimated Fund offering of 12,500,000 Common Shares, offering costs are estimated to be $571,000. The Investment Manager has agreed to pay the amount by which the aggregate of all of the Fund’s offering costs (other than sales load) exceeds $0.04 per Common Share. Such amount to be paid by the Investment Manager is estimated to be $71,000. The Fund will pay offering costs estimated at $500,000 from the proceeds of the offering. Offering costs paid by the Fund will be charged as a reduction of paid-in capital at the completion of the Fund offering.
4. SUBSEQUENT EVENTS
Management has evaluated Fund-related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Oct. 20, 2009, the date of issuance of the Fund’s financial statement. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statement.
5. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS
In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.
In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Boards of Directors/Trustees.
On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (“NYAG”).
In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

APPENDIX A
RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER
LONG-TERM RATINGS
Standard & Poor’s Long-Term Debt Ratings.
     A Standard & Poor’s corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.
     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.
     The ratings are based, in varying degrees, on the following considerations:
•	Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.
•	Nature of and provisions of the obligation.
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Investment Grade
     Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
     Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.
     Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
     Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
Speculative Grade
     Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.
     Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
     Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
     Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
     Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.
The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
     The rating CI is reserved for income bonds on which no interest is being paid.
     Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody’s Long-Term Debt Ratings
     Aaa — Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa — Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.
     A — Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.
     Baa — Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba — Bonds that are rated Ba are judged to have speculative elements — their future cannot be considered as well- assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B — Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.
     Caa — Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     Ca — Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C — Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch’s Long-Term Debt Ratings
     Fitch’s bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch’s assessment of the issuer’s ability to meet the obligations of a specific debt issue in a timely manner.
     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer’s future financial strength and credit quality.
     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.
     Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.
     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.
Investment Grade
     AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
     AA: Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
     A: Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
     BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
Speculative Grade
     BB: Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.
     B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
     CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
     CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C: Bonds are in imminent default in payment of interest or principal.
     DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.
SHORT-TERM RATINGS
Standard & Poor’s Commercial Paper Ratings
     A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D	Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
Standard & Poor’s Muni Bond and Note Ratings
     An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.
     Note rating symbols and definitions are as follows:

SP-1	Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.
     Municipal bond rating symbols and definitions are as follows:
     Standard & Poor’s rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
     Standard & Poor’s rating SP-2 indicates satisfactory capacity to pay principal and interest.
     Standard & Poor’s rating SP-3 indicates speculative capacity to pay principal and interest.
Moody’s Short-Term Ratings
     Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

     Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:
     Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.
     Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
     Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
     Issuers rated Not Prime do not fall within any of the Prime rating categories.
Moody’s Short-Term Muni Bonds and Notes
     Short-term municipal bonds and notes are rated by Moody’s. The ratings reflect the liquidity concerns and market access risks unique to notes.
     Moody’s MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
     Moody’s MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.
     Moody’s MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
     Moody’s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.
Fitch’s Short-Term Ratings
     Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer’s obligations in a timely manner.
     Fitch short-term ratings are as follows:
     F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
     F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.
     F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

     F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.
     F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
     D: Default. Issues assigned this rating are in actual or imminent payment default.

PART C — OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements

Part A

None

Part B

	1.		Report of Independent Auditors(4)

	2.		Statement of Assets and Liabilities(4)

(2)	Exhibits

	(a	)	Articles of Incorporation of Registrant dated August 31, 2009(2)

	(b	)	Amended and Restated Bylaws of Registrant(3)

	(c	)	Not applicable

	(d	)	Not applicable

	(e	)	Dividend Investment Plan of Registrant(4)

	(f	)	Not applicable

	(g	)	Form of Investment Management Services Agreement between Registrant and RiverSource Investments, LLC(4)

	(h	)	(1) Form of Underwriting Agreement(4)

(2) Form of Master Agreement Among Underwriters(4)

(3) Form of Master Selected Dealers Agreement(4)

(4) Form of Wells Fargo Structuring Fee Agreement(5)

(5) Form of UBS Structuring Fee Agreement(5)

(6) Form of Ameriprise Structuring Fee Agreement(5)

	(i	)	Deferred Compensation Plan for Directors of RiverSource Family of Funds(4)

	(j	)	Form of Custodian Agreement(4)

	(k	)(1)	Form of Transfer Agency Agreement(4)

		(2)	Form of Administrative Services Agreement(4)

	(l	)(1)	Opinion and Consent of Clifford Chance US LLP(1)

		(2)	Opinion and Consent of Venable LLP(1)

	(m	)	Not applicable

	(n	)	Consent of Ernst & Young LLP (1)

	(o	)	Not applicable

	(p	)	Initial Subscription Agreement(4)

(q	)	Not applicable

(r	)	Codes of Ethics(4)

(s	)	Powers of Attorney(2)

(1)	Filed herewith.

(2)	Filed on September 4, 2009 with Registrant’s Registration Statement on Form N-2 (File Nos. 333-161752, 811-22328) and incorporated by reference herein.

(3)	Filed on October 14, 2009 with Registrant’s Pre-effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-161752, 811-22328) and incorporated by reference herein.

(4)	Filed on October 22, 2009 with Registrant’s Pre-effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-161752, 811-22328) and incorporated by reference herein.

(5)	To be filed by Amendment.

ITEM 26. MARKETING ARRANGEMENTS
     See Form of Underwriting Agreement filed as an exhibit to this Registration Statement.
ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
     The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC Registration fees	$14,000
NYSE listing fee	$30,000
Printing (other than stock certificates)	$92,000
Fees and expenses of qualification under state securities laws (excluding fees of counsel)	$0
Accounting fees and expenses	$10,000
Legal fees and expenses	$300,000
Underwriter expense reimbursement	$0
FINRA fees	$25,000
Miscellaneous	$100,000
Total	$571,000

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
     None.
ITEM 29. NUMBER OF HOLDERS OF SECURITIES

Number of Record
Holders as of
Title of Class	October 19, 2009
COMMON SHARES, $0.01 PAR VALUE	1

ITEM 30. INDEMNIFICATION
     Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Fund’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.
     The Fund’s charter authorizes it, to the maximum extent permitted by Maryland law, to obligate the Fund, and the Fund’s Bylaws so obligate the Fund, to indemnify any present or former Director or officer or any individual who, while a Director or officer of the Fund and at the request of the Fund, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in that capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and Bylaws also permit the Fund to indemnify and advance expenses to any individual who served a predecessor of the Fund in any of the capacities described above and any employee or agent of the Fund or a predecessor of the Fund. In accordance with the Investment Company Act, the Fund will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
     Maryland law requires a corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     Reference should be made to the Fund’s charter on file with the SEC for the full text of these provisions.
     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised by the SEC that such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER
INVESTMENT MANAGER
     The description of the Investment Manager under the caption “Management of the Fund” in the Prospectus and Statement of Additional Information of this Registration Statement are incorporated by reference herein. The Investment Manager, a corporation organized under the laws of Delaware, acts as Investment Manager to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Manager or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Manager filed with the commission pursuant to the Investment Advisers Act of 1940, as amended (Commission File No. 801-25943), and is incorporated by reference herein.
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept at 5228 Ameriprise Financial Center, 707 Second Avenue South, Minneapolis, Minnesota 55474 or at the following locations: (1) the offices of the Fund’s Board of Directors at Board Services Corporation, 901 Marquette Avenue South, Suite 2810, Minneapolis, Minnesota 55402; (2) JPMorgan Chase Bank N.A., located at 1 Chase Manhattan Plaza, 19th Floor, New York, New York 10005, custodian of the Registrant’s cash and securities; (3) Iron Mountain Record Management, 920 and 950 Apollo Road, Eagan, Minnesota 55121 and (4) American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219, shareholder service agent, maintains shareholder records for the Registrant.
ITEM 33. MANAGEMENT SERVICES
     Not applicable.
ITEM 34. UNDERTAKINGS

1.	(a)
The Registrant undertakes to suspend offering its shares until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

	(b)	The Registrant hereby undertakes:
(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;
(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933.

(ii)	To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.
(2)	That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
3.	Not applicable.

4.	Not applicable.

5.	(a)
Registrant undertakes that, for the purpose of determining any liability under the Securities Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

(b)
Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6.	Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any SAI constituting Part B of this Registration Statement.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the U.S. Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota, on the 23rd day of October, 2009.

SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.

By:	/s/ Patrick T. Bannigan

Name:	Patrick T. Bannigan
Title:	President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Patrick T. Bannigan	President
Patrick T. Bannigan	(Principal Executive Officer)	October 23, 2009

/s/ Jeffrey P. Fox	Treasurer	October 23, 2009
Jeffrey P. Fox	(Principal Financial and Accounting Officer)

Kathleen A. Blatz, Director	)
Arne H. Carlson, Director	)
Pamela G. Carlton, Director	)
Patricia M. Flynn, Director	)
Anne P. Jones, Director	)
Jeffrey Laikind, Director	)
Stephen R. Lewis, Chairman of the Board and Director	)
John F. Maher, Director	)
Catherine James Paglia, Director	)
Leroy C. Richie, Director	)	/s/ Paul B. Goucher	October 23, 2009
Alison Taunton-Rigby, Director	)	Paul B. Goucher, Attorney in Fact
William F. Truscott, Director	)

INDEX TO EXHIBITS

l.1	Opinion and Consent of Clifford Chance US LLP.

l.2	Opinion and Consent of Venable LLP.

n.	Consent of Ernst & Young LLP.